EXHIBIT 99.2
                                                                    ------------


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                         Chapter 11

UNITED COMPANIES FINANCIAL                     Case Nos. 99-450 (MFW) through
CORPORATION, ET AL.,                           99-461 (MFW)

                      Debtors.                 JOINTLY ADMINISTERED
------------------------------------------









               SUPPLEMENTAL DISCLOSURE STATEMENT FOR THIRD AMENDED
                 PLAN OF REORGANIZATION FOR DEBTORS PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
                 -----------------------------------------------















WEIL, GOTSHAL & MANGES LLP                     RICHARDS, LAYTON & FINGER, P.A.
Attorneys for Debtors and                      Attorneys for Debtors and
   Debtors in Possession                          Debtors in Possession
767 Fifth Avenue                               One Rodney Square
New York, New York  10153                      P.O. Box 551
(212) 310-8000                                 Wilmington, Delaware  19899
                                               (302) 658-6541

NY2:\952970\01\KFB#01!.DOC\78473.0003

A.       INTRODUCTION
         ------------

                  PURSUANT TO AN AGREEMENT BETWEEN, AMONG OTHER PARTIES, UNITED COMPANIES FINANCIAL CORPORATION ("UNITED COMPANIES") AND CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES, AS DEBTORS AND DEBTORS IN POSSESSION (COLLECTIVELY, THE "DEBTORS"), AND THE OFFICIAL COMMITTEE OF EQUITY SECURITY HOLDERS (THE "EQUITY COMMITTEE"), (A) THE DEBTORS AGREED TO MODIFY THE SECOND AMENDED PLAN OF REORGANIZATION FOR DEBTORS PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE, DATED JULY 7, 2000 (THE "PLAN"), A COPY OF WHICH IS ANNEXED AS EXHIBIT "A" TO THE DISCLOSURE STATEMENT FOR SECOND AMENDED PLAN OF REORGANIZATION FOR DEBTORS PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE, DATED JULY 7, 2000 (THE "DISCLOSURE STATEMENT"), THAT WAS MAILED TO ALL CREDITORS AND HOLDERS OF EQUITY INTERESTS ENTITLED TO VOTE ON OR ABOUT JULY 14, 2000, TO PROVIDE FOR ENHANCED TREATMENT FOR HOLDERS OF EQUITY INTERESTS AND SUBORDINATED DEBENTURE CLAIMS AND (B) THE EQUITY COMMITTEE AGREED TO WITHDRAW ITS PROPOSED SECOND AMENDED PLAN OF REORGANIZATION, DATED JULY 10, 2000 (THE "EQUITY COMMITTEE PLAN").

                  AS A RESULT, THE EQUITY COMMITTEE SUPPORTS CONFIRMATION OF THE
                  --------------------------------------------------------------
AMENDED PLAN, AS DEFINED BELOW, AND URGES ALL HOLDERS OF EQUITY INTERESTS TO
----------------------------------------------------------------------------
VOTE TO ACCEPT THE AMENDED PLAN.
--------------------------------

                  The Debtors submit this Supplemental Disclosure Statement, dated August 10, 2000, in connection with the solicitation of acceptances for the Third Amended Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated August 10, 2000 (the "Amended Plan"). A Modification of the Amended Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated August 10, 2000 (the "Modification"), a copy of which is annexed hereto as Exhibit "1", sets forth the modifications to the Plan. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings ascribed to them in the Amended Plan, the Modification or the Disclosure Statement. By order, dated August 15, 2000 (the "Supplemental Disclosure Order"), a copy of which is annexed hereto as Exhibit "2", the Supplemental Disclosure Statement was approved by the Bankruptcy Court in accordance with section 1125 of the Bankruptcy Code. The Confirmation Hearing scheduled for August 15 and 16, 2000 at 9:30 a.m. has been adjourned to September 13, 2000 at 11:30 a.m. so as to provide creditors and holders of Equity Interests an opportunity to consider the Modification and the Amended Plan. This Supplemental Disclosure Statement is intended to (i) advise all Creditors and holders of Equity Interests of the substance and purpose of the amendments to the Plan and (ii) to inform all Creditors and holders of Equity Interests in Class 3 (Bank Claims), Class 4 (Senior Note Claims), Class 5 (General Unsecured Claims), Class 6 (Convenience Claims) Class 7 (Subordinated Debenture Claims), Class 8 (Subordinated Penalty Claims), Class 9 (Pride Equity Interests), and Class 10 (Statutorily Subordinated Claims and United Companies Common Equity Interests) who voted either to accept or reject the Plan of their opportunity to change such votes or, if such Creditors and holders of Equity Interests did not previously vote on the Plan, to inform them of their opportunity to vote to accept or reject the Amended Plan. THIS SUPPLEMENTAL DISCLOSURE STATEMENT SHOULD BE READ IN ITS ENTIRETY, INCLUDING, WITHOUT LIMITATION, EXHIBIT "3" HERETO (SCHEDULE OF ESTIMATED RECOVERIES UNDER THE AMENDED PLAN) AND IN CONJUNCTION WITH THE MODIFICATION, THE PLAN AND THE DISCLOSURE STATEMENT PREVIOUSLY MAILED TO YOU.

                  The statements contained in this Supplemental Disclosure Statement and the exhibits hereto are made as of the date hereof unless otherwise specified herein, and the delivery of this Supplemental Disclosure Statement does not imply that there has been no change in the information set forth herein since such date. This Supplemental Disclosure Statement has been prepared by the Debtors in consultation with the Creditors' Committee and the Equity Committee. Except to the extent described herein, the information set forth in the Disclosure Statement remains accurate as of the date of the Disclosure Statement, including the financial projections, valuations and liquidation analysis. HOLDERS OF CLAIMS AND EQUITY INTERESTS ENTITLED TO VOTE (CLASS 3 (BANK CLAIMS), CLASS 4 (SENIOR NOTE CLAIMS), CLASS 5 (GENERAL UNSECURED CLAIMS), CLASS 6 (CONVENIENCE CLAIMS), CLASS 7 (SUBORDINATED DEBENTURE CLAIMS), CLASS 8 (SUBORDINATED PENALTY CLAIMS), CLASS 9 (PRIDE EQUITY INTERESTS), AND CLASS 10 (STATUTORILY SUBORDINATED CLAIMS AND UNITED COMPANIES EQUITY INTERESTS)) SHOULD READ THIS SUPPLEMENTAL DISCLOSURE STATEMENT CAREFULLY, IN ITS ENTIRETY AND, WHERE POSSIBLE, CONSULT WITH COUNSEL, PRIOR TO CHANGING ANY VOTE PREVIOUSLY CAST IN RESPECT OF THE PLAN OR VOTING ON THE AMENDED PLAN FOR THE FIRST TIME.

B.       DESCRIPTION OF AMENDMENTS TO THE PLAN
         -------------------------------------

                  The Debtors filed the Plan and the Equity Committee filed the Equity Committee Plan on July 7, 2000 and July 10, 2000, respectively. Thereafter, solicitation commenced with respect to the Plan and the Equity Committee Plan. As noted above, the Equity Committee and the Debtors subsequently reached a resolution of the issues which led the Debtors and the Equity Committee to file alternative plans of reorganization. Pursuant to such resolution, the Equity Committee has withdrawn the Equity Committee Plan and agreed to the changes in the Debtors' Plan pursuant to the Modification. Additionally, the Equity Committee and Credit Suisse First Boston Management Corporation ("CSFB"), holder of approximately fifty percent (50%) of the Subordinated Debenture Claims, agreed to withdraw their objections to the Debtors' proposed sale of assets pursuant to the Residual Purchase Agreement and the Whole Loan Agreement or, as the case may be, pursuant to an Alternative Residual Sale Transaction.

                  The following are the salient amendments to the Plan as set forth in the Modification:

o Subordinated Debt (Class 7). On the Effective Date, each holder of an Allowed Subordinated Debenture Claim (Class 7) shall be entitled to receive such holder's Pro Rata Share of (a) Two Million Five Hundred Thousand Dollars ($2,500,000.00) and (b) three million (3,000,000) Litigation Trust Interests. This distribution has increased from each holder's Pro Rata Share of two million (2,000,000) Litigation Trust Interests. In addition, on the Effective Date, the Debtors shall pay directly to such holders of Allowed Subordinated Debenture Claims arising under the Subordinated Debentures which have incurred fees and expenses in connection with the negotiation and preparation of the Amended Plan, an amount equal to the fees and expenses incurred by such holders of Allowed Subordinated Debenture Claims during the period from the Petition Date up to and including August 10, 2000 up to the aggregate amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00). See Modification atP.P. 13, 15; Amended Plan at Sections
         11.2 and 11.6.

o Equity Interests and Statutorily Subordinated Claims (Classes 9, 10A and 10B). The distribution of Litigation Trust Interests for each holder of Allowed Pride Equity Interests (Class 9), Allowed Statutorily Subordinated Claims (Class 10A) and Allowed United Companies Common Equity Interests (Class 10B) has increased from each holder's Pro Rata Share of one million (1,000,000) Litigation Trust Interests to each holder's Pro Rata Share of three million (3,000,000) Litigation Trust Interests. See Modification at P. P. 20, 21; Amended Plan at Sections
         14.2 and 14.3.

o Bank Claims, Senior Note Claims and General Unsecured Claims (Classes 3, 4 and 5). The aggregate number of Litigation Trust Interests for each holder of Allowed Bank Claims (Class 3), Allowed Senior Note Claims (Class 4), and Allowed General Unsecured Claims (Class 5) has decreased from seven million (7,000,000) Litigation Trust Interests to four million (4,000,000) Litigation Trust Interests. The allocation of such Litigation Trust Interests among such Creditors remains unchanged, See Modification at P. P. 3, 4, 9; Amended Plan at Sections 1.18, 1.19 and 1.123.

o Contribution of Intercompany Claims. On the Effective Date, all Intercompany Claims shall be contributed to capital. See Modification atP. 12; Amended Plan at Section 2.3.

o        The Litigation Trust.

         o Litigation Trustee and Litigation Trust Board. The Litigation Trustee will be unanimously appointed by the Litigation Trust Board to administer the Litigation Trust in accordance with the terms and provisions of Article XXVII of the Amended Plan and the Litigation Trust Agreement. The Litigation Trust Board shall be a group of up to three Persons appointed prior to the Effective Date by the Bankruptcy Court, one of whom shall be nominated by each of the Creditors' Committee, the Subordinated Indenture Trustee and the Equity Committee. All major decisions, including the retention of professionals and the settlement, abandonment, and management of actions will require unanimous agreement of the Litigation Trust Board.

         o Funding Expenses of the Litigation Trust. In accordance with the Litigation Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall transfer One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) to the Litigation Trust. This funding has increased from the initial allotment of One Hundred Thousand Dollars ($100,000.00).

         o Annual Distributions. Except as provided in Section 27.8(b) of the Amended Plan, the Litigation Trustee shall distribute at least annually to the holders of Litigation Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Litigation Trustee shall not be obligated to make any such distributions unless the aggregate amount of any such distributions is equal to or greater than One Million Dollars ($1,000,000.00); and, provided, further, that the Litigation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Litigation Trust or in respect of the assets of the Litigation Trust or the escrow created in accordance with Section 27.14 of the Amended Plan), and (iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Amended Plan or the Litigation Trust Agreement.

         o Allocation of Distributions. Distributions of net cash income of the Litigation Trust proceeds and all other net Litigation Trust proceeds shall be made in the following order of priority and amount: First, an aggregate amount of Ten Million Dollars ($10,000,000.00) to holders of Allowed Bank Claims, Allowed Senior Note Claims and Allowed General Unsecured Claims in accordance with their respective share of Litigation Trust Interests; and second, to each holder of Litigation Trust Interests in accordance with such holder's Pro Rata Share thereof.

See Modification at P. P. 5, 6, 16, 24, 25; Amended Plan at Sections 1.83, 1.85, 27.3, 27.8 and 27.8(b).

o Limited Release of Directors, Officers and Employees. As of the Effective Date, the Debtors shall be deemed to have waived and released their present and former directors, officers, employees, consultants and agents who were directors, officers, employees, consultants or agents, respectively, at any time, from any and all claims of the Debtors, including, without limitation, claims which the Debtors or Debtors in Possession otherwise has legal power to assert, compromise or settle in connection with the Chapter 11 Cases, arising on or prior to the Effective Date. This section has been modified to delete the time restriction of the limited release. See Modification at P. 28; Amended Plan at Section 42.5.

                  On August __, 2000, the Debtors filed with the Securities and Exchange Commission a Form 8k and attached financial statements for the year ending December 1999. Such documents are available on the Debtors' website, http://www.ucfc.com.

                  This Supplemental Disclosure Statement summarizes the terms of the Amended Plan, which summary is qualified in its entirety by reference to the full text of the Amended Plan, and if any inconsistency exists between the terms and provisions of the Amended Plan and this Supplemental Disclosure Statement, the terms and the provisions of the Amended Plan are controlling. If you wish a copy of the Amended Plan, please call Ms. Denise Sciabarassi, Weil, Gotshal & Manges LLP, at (212) 310-8000.

                  THE PROPONENTS, CSFB AND THE EQUITY COMMITTEE BELIEVE THAT PROMPT CONFIRMATION AND IMPLEMENTATION OF THE AMENDED PLAN IS IN THE BEST INTERESTS OF THE DEBTORS, ALL CREDITORS AND HOLDERS OF EQUITY INTEREST AND THE DEBTORS' CHAPTER 11 ESTATES. MOREOVER, THE PROPONENTS BELIEVE THAT, UPON CONSUMMATION OF THE AMENDED PLAN, REORGANIZED UC WILL BE ABLE TO PROVIDE A SUBSTANTIAL RETURN ON CREDITORS' CLAIMS.

C.       RE-SOLICITATION OF VOTES
         ------------------------

                  Accompanying this Supplemental Disclosure Statement is a ballot for either (i) changing your vote(s) on the Plan or (ii) casting your vote(s) on the Amended Plan if you did not previously vote on the Plan, together with a pre-addressed envelope for the return of the ballot. AS DISCUSSED FULLY IN THE DISCLOSURE STATEMENT, BALLOTS FOR ACCEPTANCE OR REJECTION OF THE AMENDED PLAN ARE BEING PROVIDED ONLY TO HOLDERS OF CLAIMS AND EQUITY INTERESTS IN CLASS 3 (BANK CLAIMS), CLASS 4 (SENIOR NOTE CLAIMS), CLASS 5 (GENERAL UNSECURED CLAIMS), CLASS 6 (CONVENIENCE CLAIMS), CLASS 7 (SUBORDINATED DEBENTURE CLAIMS), CLASS 8 (SUBORDINATED PENALTY CLAIMS), CLASS 9 (PRIDE EQUITY INTERESTS), AND CLASS 10 (STATUTORILY SUBORDINATED CLAIMS AND UNITED COMPANIES COMMON EQUITY INTERESTS), BECAUSE THEY ARE THE ONLY HOLDERS OF CLAIMS AND EQUITY INTERESTS THAT MAY VOTE TO ACCEPT OR REJECT THE AMENDED PLAN.

                  ONLY THOSE CREDITORS AND EQUITY INTERESTS IN CLASS 3 (BANK CLAIMS), CLASS 4 (SENIOR NOTE CLAIMS), CLASS 5 (GENERAL UNSECURED CLAIMS), CLASS 6 (CONVENIENCE CLAIMS), CLASS 7 (SUBORDINATED DEBENTURE CLAIMS), CLASS 8 (SUBORDINATED PENALTY CLAIMS), CLASS 9 (PRIDE EQUITY INTERESTS), AND CLASS 10 (STATUTORILY SUBORDINATED CLAIMS AND UNITED COMPANIES COMMON EQUITY INTERESTS) WHO WISH TO CHANGE THEIR PRIOR VOTES ON THE PLAN OR WHO WISH TO VOTE FOR THE FIRST TIME, NEED TO VOTE USING THE ENCLOSED BALLOT. PURSUANT TO THE SUPPLEMENTAL DISCLOSURE ORDER, ALL VOTES CAST TO EITHER ACCEPT OR REJECT THE ORIGINAL PLAN WILL BE DEEMED TO BE VOTES CAST TO EITHER ACCEPT OR REJECT THE AMENDED PLAN, UNLESS A NEW BALLOT CHANGING THE VOTE IS TIMELY RETURNED TO THE UNITED COMPANIES, INC. BALLOTING AGENT IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH BELOW AND ON THE BALLOTS. A TIMELY RECEIVED NEW BALLOT WILL SUPERSEDE ANY PREVIOUSLY RECEIVED BALLOTS.

                  After carefully reviewing this Supplemental Disclosure Statement, if you decide to change your previously cast vote in respect of the Plan or to vote for the first time in respect of the Amended Plan, please indicate your vote and, where relevant, your election of distribution, on the enclosed Ballot and return it in the envelope provided. Voting procedures and requirements are explained in greater detail on the Ballot and the instructions of the reverse side of the Ballot. Please be sure to return the Ballot to the party indicated on the Ballot and in the envelope provided. If the Ballot and envelope you receive instruct you to return your Ballot to your bank or broker, please do so. If the Ballot and envelope you receive instruct you to return your Ballot to United Companies Balloting Agent, please send the Ballot in the envelope provided to:

                                    United Companies Balloting Agent
                                    c/o Logan & Company, Inc.
                                    546 Valley Road
                                    Upper Montclair, New Jersey  07043

IN ORDER TO BE COUNTED, BALLOTS MUST BE RECEIVED BY 5:00 P.M. (EASTERN STANDARD
TIME) ON SEPTEMBER 11, 2000. ANY EXECUTED BALLOTS WHICH ARE TIMELY RECEIVED BUT WHICH DO NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE AMENDED PLAN SHALL BE DEEMED TO CONSTITUTE AN ACCEPTANCE OF THE AMENDED PLAN. IF YOU MUST RETURN YOUR BALLOT TO YOUR BANK OR BROKER, OR THE AGENT OF EITHER, YOU MUST RETURN YOUR BALLOT TO THEM IN SUFFICIENT TIME FOR THEM TO PROCESS IT AND RETURN IT TO UNITED COMPANIES PLAN BALLOTING AGENT BY THE VOTING DEADLINE. IF YOU ARE THE HOLDER OF A CLAIM OR EQUITY INTEREST IN CLASS 3 (BANK CLAIMS), CLASS 4 (SENIOR NOTE CLAIMS), CLASS 5 (GENERAL UNSECURED CLAIMS), CLASS 6 (CONVENIENCE CLAIMS), CLASS 7 (SUBORDINATED DEBENTURE CLAIMS), CLASS 8 (SUBORDINATED PENALTY CLAIMS), CLASS 9 (PRIDE EQUITY INTERESTS), AND CLASS 10 (STATUTORILY SUBORDINATED CLAIMS AND UNITED COMPANIES COMMON EQUITY INTERESTS) AND HAVE ANY QUESTIONS CONCERNING VOTING PROCEDURES, OR DID NOT RECEIVE A BALLOT, RECEIVED A DAMAGED OR ILLEGIBLE BALLOT, OR LOST YOUR BALLOT; OR IF YOU ARE A PARTY IN INTEREST AND HAVE ANY QUESTIONS CONCERNING THE SUPPLEMENTAL DISCLOSURE STATEMENT, THE AMENDED PLAN OR THE VOTING PROCEDURES IN RESPECT THEREOF, PLEASE CONTACT THE INFORMATION AGENT AT 1-888-559-9367.

                  Additional copies of this Supplemental Disclosure Statement are available upon written request to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York  10153
                           Attention:  Ms. Denise Sciabarassi

                  APPROVAL OF THIS SUPPLEMENTAL DISCLOSURE STATEMENT DOES NOT, HOWEVER, CONSTITUTE A DETERMINATION BY THE BANKRUPTCY COURT AS TO THE FAIRNESS OR MERITS OF THE AMENDED PLAN. No solicitation of votes may be made except pursuant to the Supplemental Disclosure Statement, the Disclosure Statement and
section 1125 of the Bankruptcy Code. In the event any Creditor wishes to change its vote or vote for the first time on the Amended Plan, such Creditor should not rely on any information relating to the Debtors and their businesses, other than that contained in this Supplemental Disclosure Statement, the Disclosure Statement, the Amended Plan and all exhibits thereto, and the Modification.

D.       CONFIRMATION HEARING
         --------------------

                  Section 1128(a) of the Bankruptcy Code requires the Bankruptcy Court, after notice, to hold a hearing on confirmation of a plan. By order of the Bankruptcy Court, the Confirmation Hearing scheduled for August 15 and 16, 2000 at 9:30 a.m. has been adjourned to September 13, 2000, at 11:30 a.m., New York City Time, in the United States Bankruptcy Court, Sixth Floor, Courtroom of Bankruptcy Judge Mary F. Walrath, 824 North Market Street, Wilmington, Delaware 19801. The Confirmation Hearing may be adjourned from time to time by the Bankruptcy Court without further notice except for an announcement made at the Confirmation Hearing or any adjournment thereof.

                  Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of a plan. Any objection to confirmation of the Amended Plan must be in writing, conform to the Federal Rules of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court, set forth the name of the objectant, the nature and amount of Claims or Equity Interests held or asserted by the objectant against each of the Debtors' estates or property, the basis for the objection and the specific grounds therefor, and be filed with the Bankruptcy Court, with two (2) copies delivered to chambers, together with proof of service thereof, and served upon (i) Weil, Gotshal & Manges LLP, Attorneys for the Debtors, 767 Fifth Avenue, New York, New York 10153,
Attention: Brian S. Rosen, Esq.; (ii) Richards, Layton & Finger, P.A., Attorneys for the Debtors, One Rodney Square, P. O. Box 551, Wilmington, DE 19899,
Attention: Mark Collins, Esq.; (iii) Wachtell, Lipton, Rosen & Katz, Attorneys for the Official Committee of Unsecured Creditors, 51 West 52nd Street, New York, New York 10019, Attention: Chaim J. Fortgang, Esq.; (iv) Morris, Nichols, Arsht & Tunnell, Attorneys for the Official Committee of Unsecured Creditors, 1201 North Market Street, P.O. Box 1347, Wilmington, DE 19899-1347, Attention:
William H. Sudell, Jr., Esq.; (v) Covington & Burling, Attorneys for the Banks, 1330 Avenue of the Americas, New York, New York, 10019, Attention: Michael Hopkins, Esq. (vi) Long, Aldridge & Norman LLP, Attorneys for the Official Committee of Equity Security Holders, One Peachtree Center, Suite 5300, 303 Peachtree Street, Atlanta, Georgia 30308, Attention: Charles E. Campbell; (vii) Saul, Ewing, Pernick & Saul LLP, Attorneys for the Official Committee of Equity Security Holders, 222 Delaware Avenue, Wilmington, DE 19899-1266, Attention:
Norman L. Pernick, Esq. and (viii) The United States Trustee for the District of Delaware, Curtis Center, Suite 950W, 601 Walnut Street, Philadelphia, Pennsylvania, 19106, Attention: Daniel K. Astin, Esq., so as to be received no later than 4:00 P.M., New York City Time, on September 6, 2000.

                  Objections to confirmation of the Amended Plan are governed by Federal Rule of Bankruptcy Procedure 9014. UNLESS AN OBJECTION TO CONFIRMATION IS TIMELY SERVED AND FILED, IT MAY NOT BE CONSIDERED BY THE BANKRUPTCY COURT.

                                   CONCLUSION
                                   ----------

                  The Debtors believe that the Amended Plan is in the best interests of all Creditors and holders of Equity Interests and urge the holders of impaired Claims and Equity Interests in Classes 3, 4, 5, 6, 7, 8, 9 and 10 to the extent such holders have not previously voted to accept of the Plan, to vote to accept the Amended Plan and to evidence such acceptance by returning their ballots so that they will be actually received on or before 5:00 p.m., Eastern Standard Time, on September 11, 2000.

Dated:     New York, New York
           August 10, 2000
                                 Respectfully submitted,

                                 UNITED COMPANIES FINANCIAL CORPORATION


                                 By: /s/ Lawrence J. Ramaekers
                                    ---------------------------------------
                                      Name:    Lawrence J. Ramaekers
                                      Title:   Chief Executive Officer


                                 PELICAN MORTGAGE FINANCIAL CORPORATION


                                 By: /s/ Lawrence J. Ramaekers
                                    ---------------------------------------
                                      Name:    Lawrence J. Ramaekers
                                      Title:   Chief Executive Officer

                                  UNITED COMPANIES LENDING GROUP, INC.


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer


                                  UNITED COMPANIES LENDING CORPORATION


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer


                                  ADOBE, INC.


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer


                                  ADOBE FINANCIAL, INC.


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer


                                  GINGER MAE, INC.


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer


                                  UNICOR MORTGAGE, INC.


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer

                                  SOUTHERN MORTGAGE ACQUISITION, INC.


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer


                                  UNITED COMPANIES FUNDING, INC.


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer


                                  GOPHER EQUITY, INC. I


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer


                                  UNITED CREDIT CARD, INC.


                                  By: /s/ Lawrence J. Ramaekers
                                     ---------------------------------------
                                       Name:    Lawrence J. Ramaekers
                                       Title:   Chief Executive Officer






--------------------------           -------------------------------
BRIAN S. ROSEN                       MARK D. COLLINS
A Member of the Firm                 A Member of the Firm
WEIL, GOTSHAL & MANGES LLP           RICHARDS, LAYTON & FINGER, P.A.
Attorneys for Debtors and            Attorneys for Debtors and
   Debtors in Possession               Debtors in Possession
767 Fifth Avenue                     P.O. Box 551
New York, New York  10153            Wilmington, Delaware 19899
(212) 310-8000                       (302) 658-6541

                                                                       EXHIBIT 1
                                                                       ---------


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:                                           Chapter 11
                                                 Case Nos. 99-450 (MFW) through
UNITED COMPANIES FINANCIAL CORPORATION,          99-461 (MFW)
ET AL.,                                          JOINTLY ADMINISTERED

Debtors.
--------------------------------------------















              MODIFICATION OF SECOND AMENDED PLAN OF REORGANIZATION
                       FOR DEBTORS PURSUANT TO CHAPTER 11
                      OF THE UNITED STATES BANKRUPTCY CODE















WEIL, GOTSHAL & MANGES LLP                     RICHARDS, LAYTON & FINGER, P.A.
767 Fifth Avenue                               One Rodney Square
New York, New York  10153                      Wilmington, Delaware  19899
Attorneys for Debtors and                      Attorneys for Debtors and
   Debtors in Possession                          Debtors in Possession


NY2:\956780\01

         United Companies Financial Corporation, Pelican Mortgage Company, Inc., United Companies Lending Group, Inc., United Companies Lending Corporation, Adobe, Inc., Adobe Financial, Inc. I, Ginger Mae, Inc., Unicor Mortgage, Inc., Southern Mortgage Acquisition, Inc., United Companies Funding, Inc., Gopher Equity, Inc. I, and United Credit Card, Inc. hereby modify and amend the Second Amended Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated July 7, 2000 (the "Plan")1, as follows:

         1. Section 1.18 of the Plan, entitled "Allowed Senior Claim", shall be amended by inserting "Note" in the heading thereof following the word "Senior" contained therein.

         2. Section 1.49 of the Plan, entitled "Creditor Cash", shall be amended by inserting ", Subordinated Debenture Claims" after the words "Convenience Claims" in clause (i) thereof.

         3. Section 1.67 of the Plan, entitled "General Unsecured Claim" shall be amended by inserting "a Subordinated Penalty Claim" after the words "a Subordinated Debenture Claim,".

         4. Section 1.68 of the Plan, entitled "General Unsecured Interest Amount", shall be amended by (a) deleting "seven million (7,000,000)" in the second line of such Section and (b) inserting "four million (4,000,000)" in lieu thereof.

         5. Section 1.83 of the Plan, entitled "Litigation Trustee", shall be amended by (a) deleting "to be" in the first line of such Section and (b) inserting "unanimously" in lieu thereof.

         6. Section 1.85 of the Plan, entitled "Litigation Trust Board", shall be amended by (a) deleting "upon nomination by the Creditors' Committee" in the second line of such Section and (b) inserting "one of whom shall be nominated by each of the Creditors' Committee, the Subordinated Indenture Trustee and the Equity Committee, respectively," in lieu thereof.

         7. Section 1.95 of the Plan, entitled "Plan", shall be amended by deleting "Second" in the first line of such Section and inserting "Third" in lieu thereof.

         8. Section 1.98 of the Plan, entitled "Plan Supplement", shall be amended by deleting "Borrower Settlement Trust Agreement, " from the second line of such Section.

         9. Section 1.122 of Plan, entitled "Senior Creditor Cash" shall be amended by (a) deleting "Article IX" in the third line of such Section and (b) inserting "clause (a) of Section 9.1" in lieu thereof.

         10. Section 1.123 of the Plan, entitled "Senior Creditor Interest Amount", shall be amended by (a) deleting "seven million (7,000,000)" and (b) inserting "four million (4,000,000)" in lieu thereof.

--------
1 Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Plan.

         11. Section 1.155 of the Plan, entitled "Unsecured Claim", shall be amended by inserting "a Subordinated Penalty Claim" after the words "a Subordinated Debenture Claim," in the third line of such Section.

         12. Section 2.1 of the Plan, entitled "Compromise and Settlement", shall be amended by (a) inserting ", the holders of Subordinated Debenture Claims" after the words "Senior Note Claims" in the third line of such Section and (b) (i) deleting "cancellation" in the eighth line of such Section and (ii) inserting "contribution" in lieu thereof.

         13. Section 2.3 of the Plan, entitled "Cancellation of Intercompany Claims", shall be amended by (a) deleting such Section in its entirety and (b) inserting the following in lieu thereof:

                  "Contribution of Intercompany Claims: On the Effective Date, all Intercompany Claims shall be contributed to capital."

         14. Section 11.2 of the Plan, entitled "Treatment of Allowed Subordinated Debenture Claims", shall be amended by (a) deleting the words "and provided acceptance of the Plan by Classes 3, 4 and 7 of the Plan in accordance with the provisions of section 1126 of the Bankruptcy Code," and (b)(1) deleting "two million (2,000,000)" in the fourth line of such Section and (2) inserting "(a) Two Million Five Hundred Thousand Dollars ($2,500,000.00) and (b) three million (3,000,000)" in lieu thereof.

         15. Section 11.3 of the Plan, entitled "No Distribution", shall be deleted in its entirety and Sections 11.4 through 11.6 of the Plan shall be renumbered as Sections 11.3 through 11.5 inclusive.

         16. A new Section 11.6, entitled "Payment of Certain Fees and Expenses", shall be added to the Plan, which Section shall read as follows:

                             "Payment of Certain Fees and Expenses: On the
                  Effective Date, the Debtors shall pay directly to such holders of Allowed Subordinated Debenture Claims arising under the Subordinated Debentures which have incurred fees and expenses in connection with the negotiation and preparation of the Plan, an amount equal to the fees and expenses incurred by such holders of Allowed Subordinated Debenture Claims during the period from the Petition Date up to and including August 10, 2000 up to the aggregate amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00)."

         17. Section 12.1 of the Plan, entitled "Treatment of Subordinated Penalty Claims", shall be amended by (a) deleting "11.4" in the fourth line of such Section and (b) inserting "11.3" in lieu thereof.

         18. Section 12.2 of the Plan, entitled "Contingent
Distribution/Limitation on Recovery", shall be amended by (a) deleting "11.4" in the third line of such Section and (b) inserting "11.3" in lieu thereof.

         19. Section 13.2 of the Plan, entitled "Treatment of Pride Equity Interests", shall be amended by deleting the words "and provided acceptance of the Plan by Classes 3, 4, 5, 6, 7, 8, 9 and 10 in accordance with the provisions of section 1126 of the Bankruptcy Code,".

         20. Section 13.3 of the Plan, entitled "No Distribution", shall be deleted in its entirety.

         21. Section 14.2 of the Plan, entitled "Treatment of Statutorily Subordinated Claims", shall be amended by (a) deleting the words "and provided acceptance of the Plan by Classes 3, 4, 5, 6, 7, 8, 9 and 10 of the Plan in accordance with the provisions of section 1126 of the Bankruptcy Code," and (b)
(1) deleting "one million (1,000,000)" in the fourth line of such Section and
(2) inserting "three million (3,000,000)" in lieu thereof.

         22. Section 14.3 of the Plan, entitled "Treatment of United Companies Common Equity Interests", shall be amended by (a) deleting the words "and subject to acceptance of the Plan by Classes 3, 4, 5, 6, 7, 8, 9 and 10 of the Plan in accordance with the provisions of section 1126 of the Bankruptcy Code and (b) (1) deleting "one million (1,000,000)" in the fourth line of such Section and (2) inserting "three million (3,000,000)" in lieu thereof.

         23. Section 14.4 of the Plan, entitled "No Distribution", shall be deleted in its entirety and Section 14.5 of the Plan shall be renumbered as
Section 14.4.

         24. Section 14.4 of the Plan, as renumbered and entitled "Contingent Distribution/Limitation on Recovery", shall be amended by (a) deleting "11.4" in the third line of such Section and (b) inserting "11.3" in lieu thereof.

         25. Section 27.3 of the Plan, entitled "Funding Expenses of the Litigation Trust", shall be amended by (a) deleting "One Hundred Thousand Dollars ($100,000.00)" in the third line of such Section and (b) inserting "One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00)" in lieu thereof.

         26. Section 27.8 of the Plan, entitled "Annual Distribution; Withholding", shall be amended as follows:

                  (a) By (i) deleting "The" in the first line of such Section and (ii) inserting "(a) Annual Distributions: Except as provided in Section 27.8(b) hereof, the" in lieu thereof.

                  (b) By inserting the following after the words "provided, however," in the third line of such Section:

                             "that the Litigation Trustee shall not be obligated
                  to make any such distributions unless the aggregate amount of any such distributions is equal to or greater than One Million Dollars ($1,000,000.00); and, provided, further,"

                  (c) By inserting a new Section 27.8(b), entitled "Allocation of Distributions", which Section shall read as follows:

                             "Allocation of Distributions: Distributions of net
                  cash income of the Litigation Trust and all other net Litigation Trust proceeds shall be made in the following order of priority and amount:

                                    (i) First, an aggregate amount of Ten
                           Million Dollars ($10,000,000.00) to holders of Allowed Bank Claims, Allowed Senior Note Claims and Allowed General Unsecured Claims in accordance with their respective share of Litigation Trust Interests; and

                                    (ii) Second, to each holder of a Litigation
                           Trust Interest in accordance with such holder's Pro Rata Share thereof."

         27. Section 32.1 of the Plan shall be amended by deleting subsections
(a) and (b) thereof in their entirety and by inserting the following in lieu thereof:

                           "(a) Initial Payments: On or as soon as practicable after the Effective Date, the Disbursing Agent shall distribute, or cause to be distributed, to the Plan Administrator on behalf of holders of Disputed Claims, and to each holder of (i) an Allowed Bank Claim, (ii) an Allowed Senior Note Claim, (iii) an Allowed General Unsecured Claim and (iv) an Allowed Subordinated Debenture Claim, such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, VIII, IX and XI hereof, respectively.

                           "(b) Quarterly Payments: On the first (1st) Business Day that is after the close of one full calendar quarter following the date of the initial Effective Date distributions, and, thereafter, on each first
                           (1st) Business Day following the close of calendar quarters, the Disbursing Agent shall distribute, or cause to be distributed, to the Plan Administrator on behalf of holders of Disputed Claims, and to each holder of (i) an Allowed Bank Claim, (ii) an Allowed Senior Note Claim, (iii) an Allowed General Unsecured Claim and (iv) an Allowed Subordinated Debenture Claim, an amount equal to such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, VIII, IX and XI hereof, until such time as there are not longer any potential Creditor Cash."

         28. Section 42.3 of the Plan, entitled "Injunction", shall be amended by (a) deleting the six (6) references to "purchase thereunder" contained therein and (b) inserting "purchaser thereunder" in lieu thereof.

         29. Section 42.5 of the Plan, entitled "Limited Release of Directors, Officers and Employees", shall be amended by (a) deleting the words "during the Chapter 11 Cases and on or before the Petition Date" in the fourth line of such Section and (b) inserting "; and, provided, further, that the foregoing is not intended, nor shall it be construed to release any of the Debtors' claims that may exist against Deloitte & Touche" prior to the period at the conclusion of such Section.

         30. Section 42.6 of the Plan, entitled "Exculpation", shall be amended by inserting "the Equity Committee, Credit Suisse First Boston Management Corporation," after the words "the Creditors' Committee," in the first line of such Section.

         31. Section 42.14 of the Plan, entitled "Notices", shall be amended by
(a) deleting "4041 Essen Lane" contained therein and (b) inserting "8549 United Plaza Boulevard" in lieu thereof.

         32. Except as expressly set forth herein, the provisions of the Plan shall remain in full force and effect in the form filed with the Bankruptcy Court on or about July 7, 2000.

Dated:   Baton Rouge, Louisiana
         August 10, 2000

                                       UNITED COMPANIES FINANCIAL CORPORATION

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       PELICAN MORTGAGE FINANCIAL CORPORATION

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer


                                       UNITED COMPANIES LENDING GROUP, INC.

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer


                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       UNITED COMPANIES LENDING CORPORATION

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       ADOBE, INC.

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       ADOBE FINANCIAL, INC. I

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       GINGER MAE, INC.

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       UNICOR MORTGAGE, INC.


                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       SOUTHERN MORTGAGE ACQUISITION, INC.

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       UNITED COMPANIES FUNDING, INC.


                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       GOPHER EQUITY, INC. I


                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                       UNITED CREDIT CARD, INC.

                                       By: /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:    Lawrence J. Ramaekers
                                          Title:   Chief Executive Officer

                                                                       EXHIBIT 2
                                                                       ---------


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:                                  Chapter 11
                                        Case Nos. 99-450 (MFW) through
UNITED COMPANIES FINANCIAL              99-461 (MFW)
CORPORATION, ET AL.,                    JOINTLY ADMINISTERED

Debtors.
---------------------------------------















                      THIRD AMENDED PLAN OF REORGANIZATION
                       FOR DEBTORS PURSUANT TO CHAPTER 11
                      OF THE UNITED STATES BANKRUPTCY CODE















WEIL, GOTSHAL & MANGES LLP                   RICHARDS, LAYTON & FINGER, P.A.
767 Fifth Avenue                             One Rodney Square
New York, New York  10153                    Wilmington, Delaware  19899
Attorneys for Debtors and                    Attorneys for Debtors and
   Debtors in Possession                        Debtors in Possession

                                TABLE OF CONTENTS

                                                                                                               PAGE
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ARTICLE I             DEFINITIONS................................................................................1

          1.1         Administrative Expense Claim...............................................................1

          1.2         Adobe Financial............................................................................1

          1.3         Adobe Financial Common Equity Interest.....................................................1

          1.4         Adobe......................................................................................1

          1.5         Adobe Common Equity Interest...............................................................1

          1.6         Affiliate..................................................................................1

          1.7         Agent......................................................................................1

          1.8         Allowed Administrative Expense Claim.......................................................1

          1.9         Allowed Claim/Allowed Equity Interest......................................................1

          1.10        Allowed Bank Claim.........................................................................2

          1.11        Allowed Borrower Litigation Claim..........................................................2

          1.12        Allowed Convenience Claim..................................................................2

          1.13        Allowed General Unsecured Claim............................................................2

          1.14        Allowed Pride Equity Interest..............................................................2

          1.15        Allowed Priority Non-Tax Claim.............................................................2

          1.16        Allowed Priority Tax Claim.................................................................2

          1.17        Allowed Secured Claim......................................................................2

          1.18        Allowed Senior Note Claim..................................................................2

          1.19        Allowed Statutorily Subordinated Claim.....................................................2

          1.20        Allowed Subordinated Debenture Claim.......................................................2

          1.21        Allowed Subordinated Penalty Claim.........................................................2

          1.22        Alternative Residual Sale Agreement........................................................2

          1.23        Alternative Residual Sale Transaction......................................................2

          1.24        Ballot.....................................................................................2

          1.25        Bank Cash Amount...........................................................................3

          1.26        Bank Claims................................................................................3

          1.28        Bankruptcy Code............................................................................3

          1.29        Bankruptcy Court...........................................................................3

          1.30        Bankruptcy Rules...........................................................................3

          1.31        Banks......................................................................................3

          1.32        Biase Litigation...........................................................................3

          1.33        Borrower Litigation Claim..................................................................3

          1.34        Business Day...............................................................................3

                                       i
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          1.35        Cash.......................................................................................3

          1.36        Cash Equivalents...........................................................................3

          1.37        Chapter 11 Cases...........................................................................3

          1.38        Claim......................................................................................4

          1.39        Class......................................................................................4

          1.40        Class Actions..............................................................................4

          1.41        Collateral.................................................................................4

          1.42        Common Equity Interest.....................................................................4

          1.43        Confirmation Date..........................................................................4

          1.44        Confirmation Hearing.......................................................................4

          1.45        Confirmation Order.........................................................................4

          1.46        Convenience Claim..........................................................................4

          1.47        Credit Agreement...........................................................................4

          1.48        Creditor...................................................................................4

          1.49        Creditor Cash..............................................................................4

          1.50        Creditors' Committee.......................................................................5

          1.51        Debtors....................................................................................5

          1.52        Debtors in Possession......................................................................5

          1.53        Disbursement Account(s)....................................................................5

          1.54        Disbursing Agent...........................................................................5

          1.55        Disclosure Statement.......................................................................5

          1.56        Disputed Claim; Disputed Equity Interest...................................................5

          1.57        Disputed Claim Amount......................................................................5

          1.58        Documentation Agent........................................................................5

          1.59        Effective Date.............................................................................5

          1.60        8.375% Notes...............................................................................5

          1.61        Entity.....................................................................................5

          1.62        Equity Committee...........................................................................6

          1.63        Equity Interest............................................................................6

          1.65        ESOP Action................................................................................6

          1.66        Final Order................................................................................6

          1.67        General Unsecured Claim....................................................................6

          1.70        Ginger Mae.................................................................................6

          1.71        Ginger Mae Common Equity Interest..........................................................6

                                       ii
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          1.72        Gopher Equity..............................................................................6

          1.73        Gopher Equity Common Equity Interest.......................................................6

          1.74        Guaranty...................................................................................6

          1.75        Intercompany Affiliate.....................................................................6

          1.76        Intercompany Claims........................................................................6

          1.77        IRC........................................................................................7

          1.78        IRS........................................................................................7

          1.79        Lending Subordinated Debentures............................................................7

          1.80        Lending Subordinated Indenture.............................................................7

          1.81        Lien.......................................................................................7

          1.82        Litigation Trust...........................................................................7

          1.83        Litigation Trustee.........................................................................7

          1.84        Litigation Trust Agreement.................................................................7

          1.85        Litigation Trust Board.....................................................................7

          1.86        Litigation Trust Claims....................................................................7

          1.87        Litigation Trust Interests.................................................................7

          1.88        9.35% Notes................................................................................7

          1.89        Net Senior Creditor Cash...................................................................7

          1.90        New Organizational Documents...............................................................8

          1.91        Pelican....................................................................................8

          1.92        Pelican Common Equity Interest.............................................................8

          1.93        Person.....................................................................................8

          1.94        Petition Date..............................................................................8

          1.95        Plan.......................................................................................8

          1.96        Plan Administration Agreement..............................................................8

          1.97        Plan Administrator.........................................................................8

          1.98        Plan Supplement............................................................................8

          1.99        Pride Equity Interest......................................................................8

          1.100       Pride Prospectus...........................................................................8

          1.101       Priority Non-Tax Claim.....................................................................8

          1.102       Priority Tax Claim.........................................................................8

          1.103       Proponents.................................................................................8

          1.104       Pro Rata Share.............................................................................8

          1.105       Record Date................................................................................9

                                      iii
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                                                                                                                Page
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          1.106       Remaining Assets...........................................................................9

          1.107       Reorganized Designated Subsidiaries........................................................9

          1.108       Reorganized Designated Subsidiaries Common Stock...........................................9

          1.109       Reorganized Designated Subsidiaries Organizational Documents...............................9

          1.110       Reorganized UC.............................................................................9

          1.111       Reorganized UC By-laws.....................................................................9

          1.112       Reorganized UC Certificate of Incorporation................................................9

          1.113       Reorganized UC Common Stock................................................................9

          1.114       Reorganized UC Lending.....................................................................9

          1.115       Reorganized UC Lending Common Stock.......................................................10

          1.116       Reorganized UC Lending Organizational Documents...........................................10

          1.117       Reorganized UC Subsidiaries...............................................................10

          1.118       Residual Agreement........................................................................10

          1.119       Sale Transaction..........................................................................10

          1.120       Schedules.................................................................................10

          1.121       Secured Claim.............................................................................10

          1.122       Senior Creditor Cash......................................................................10

          1.125       Senior Indenture..........................................................................10

          1.126       Senior Indenture Trustee..................................................................11

          1.127       Senior Note Cash Amount...................................................................11

          1.128       Senior Note Claim.........................................................................11

          1.129       Senior Notes..............................................................................11

          1.130       Senior Note Interest Amount...............................................................11

          1.131       7.7% Notes................................................................................11

          1.132       Southern Mortgage.........................................................................11

          1.133       Southern Mortgage Common Equity Interest..................................................11

          1.134       Statutorily Subordinated Claim............................................................11

          1.136       Subordinated Debenture Claim..............................................................11

          1.137       Subordinated Debentures...................................................................11

          1.138       Subordinated Indenture....................................................................11

          1.139       Subordinated Indenture Trustee............................................................11

          1.140       Subordinated Penalty Claim................................................................12

          1.141       Total Creditor Cash.......................................................................12

          1.142       Transfer Date.............................................................................12


                                       iv
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                               TABLE OF CONTENTS
                                  (continued)
                                                                                                                Page
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          1.143       Unicor....................................................................................12

          1.144       Unicor Common Equity Interest.............................................................12

          1.145       United Companies..........................................................................12

          1.146       United Companies Common Equity Interest...................................................12

          1.147       United Funding............................................................................12

          1.148       United Funding Common Equity Interest.....................................................12

          1.149       United Lending Corp.:.....................................................................12

          1.150       United Lending Corp. Common Equity Interest...............................................12

          1.151       United Lending Group......................................................................12

          1.152       United Lending Group Common Equity Interest...............................................12

          1.153       United Credit Card........................................................................12

          1.154       United Credit Card Common Equity Interest.................................................12

          1.155       Unsecured Claim...........................................................................12

          1.156       Whole Loan Agreement......................................................................13

          1.157       Other Definitions.........................................................................13

ARTICLE II            COMPROMISE AND SETTLEMENT OF DISPUTES; SUBSTANTIVE CONSOLIDATION OF DEBTORS;
                      ASSUMPTION OF OBLIGATIONS UNDER THE PLAN..................................................13

          2.1         Compromise and Settlement.................................................................13

          2.2         Substantive Consolidation.................................................................13

          2.3         Contribution of Intercompany Claims.......................................................13

ARTICLE III           PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS...........13

          3.1         Administrative Expense Claims.............................................................13

          3.2         Professional Compensation and Reimbursement Claims........................................14

          3.3         Payment of Priority Tax Claims............................................................14

ARTICLE IV            CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.............................................14

ARTICLE V             PROVISION FOR TREATMENT OF PRIORITY NON-TAX CLAIMS (CLASS 1)..............................15

          5.1         Payment of Allowed Priority Non-Tax Claims................................................15

          5.2         Continuation of Employee Medical Benefits.................................................15

ARTICLE VI            PROVISION FOR TREATMENT OF SECURED CLAIMS (CLASS 2).......................................15

          6.1         Treatment of Secured Claims...............................................................15

ARTICLE VII           PROVISION FOR TREATMENT OF BANK CLAIMS (CLASS 3)..........................................15

          7.1         Allowance of Bank Claims..................................................................15

          7.2         Treatment of Allowed Bank Claims..........................................................15

                                       v
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          7.3         Payment of Senior Creditor Cash...........................................................16

          7.4         Limitation on Recovery....................................................................16

ARTICLE VIII          PROVISION FOR TREATMENT OF SENIOR NOTE CLAIMS (CLASS 4)...................................16

          8.1         Allowance of Certain Senior Note Claims...................................................16

          8.2         Treatment of Allowed Senior Note Claims...................................................16

          8.3         Payment of Senior Creditor Cash...........................................................16

          8.4         Payments to be Made to Senior Indenture Trustee...........................................16

          8.5         Closing of Transfer Ledgers for Senior Notes..............................................17

          8.6         Limitation on Recovery....................................................................17

ARTICLE IX            PROVISION FOR TREATMENT OF GENERAL UNSECURED CLAIMS (CLASS 5).............................17

          9.1         Treatment of General Unsecured Claims.....................................................17

          9.2         Optional Arbitration of Borrower Litigation Claims........................................17

          9.3         Foreclosure Actions.......................................................................18

          9.4         Allowed Claims of One Thousand Dollars or More............................................18

          9.5         Limitation on Recovery....................................................................18

ARTICLE X             PROVISIONS FOR TREATMENT OF CONVENIENCE CLAIMS (CLASS 6)..................................18

          10.1        Treatment of Convenience Claims...........................................................18

ARTICLE XI            PROVISION FOR TREATMENT OF SUBORDINATED DEBENTURE CLAIMS (CLASS 7)........................18

          11.1        Allowance of Certain Subordinated Debenture Claims........................................18

          11.2        Treatment of Allowed Subordinated Debenture Claims........................................18

          11.3        Contingent Distribution/Limitation on Recovery............................................19

          11.4        Payments to be Made to Subordinated Indenture Trustee.....................................19

          11.5        Closing of Transfer Ledgers for Subordinated Debentures...................................19

          11.6        Payment of Certain Fees and Expenses......................................................19

ARTICLE XII           PROVISION FOR TREATMENT OF SUBORDINATED PENALTY CLAIMS (CLASS 8)..........................20

          12.1        Treatment of Subordinated Penalty Claims..................................................20
          12.2        Contingent Distribution/Limitation on Recovery............................................20

ARTICLE XIII          PROVISION FOR TREATMENT OF PRIDE EQUITY INTERESTS (CLASS 9)...............................20

          13.1        Conversion of Pride Equity Interests......................................................20

          13.2        Treatment of Pride Equity Interests.......................................................20

                                       vi
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ARTICLE XIV           PROVISION FOR TREATMENT OF STATUTORILY SUBORDINATED CLAIMS (CLASS 10A) AND UNITED
                      COMPANIES COMMON EQUITY INTERESTS (CLASS 10B).............................................20

          14.1        Cancellation of Existing Equity Interests.................................................20

          14.2        Treatment of Statutorily Subordinated Claims..............................................20

          14.3        Treatment of United Companies Common Equity Interests.....................................20

          14.4        Contingent Distribution/Limitation on Recovery............................................20

ARTICLE XV            PROVISION FOR TREATMENT OF ADOBE COMMON EQUITY INTERESTS (CLASS 11).......................21

          15.1        Cancellation of Adobe Common Equity Interest..............................................21

ARTICLE XVI           PROVISION FOR TREATMENT OF ADOBE FINANCIAL  COMMON EQUITY INTERESTS (CLASS 12)............21

          16.1        Cancellation of Adobe Financial Common Equity Interest....................................21

ARTICLE XVII          PROVISION FOR TREATMENT OF GINGER MAE COMMON EQUITY INTERESTS (CLASS 13)..................21

          17.1        Cancellation of Ginger Mae Common Equity Interests........................................21

ARTICLE XVIII         PROVISION FOR TREATMENT OF GOPHER EQUITY COMMON EQUITY INTERESTS (CLASS 14)...............21

          18.1        Cancellation of Gopher Equity Common Equity Interests.....................................21

ARTICLE XIX           PROVISION FOR TREATMENT OF PELICAN COMMON EQUITY INTERESTS (CLASS 15).....................22

          19.1        Cancellation of Pelican Common Equity Interests...........................................22

ARTICLE XX            PROVISION FOR TREATMENT OF SOUTHERN MORTGAGE COMMON EQUITY INTERESTS (CLASS 16)...........22

          20.1        Cancellation of Southern Mortgage Common Equity Interests.................................22

ARTICLE XXI           PROVISION FOR TREATMENT OF UNICOR COMMON EQUITY INTERESTS (CLASS 17)......................22

          21.1        Cancellation of Unicor Common Equity Interests............................................22

ARTICLE XXII          PROVISION FOR TREATMENT OF UNITED FUNDING COMMON EQUITY INTERESTS (CLASS 18)..............22

          22.1        Cancellation of United Funding Common Equity Interests....................................22

ARTICLE XXIII         PROVISION FOR TREATMENT OF UNITED LENDING CORP. COMMON EQUITY INTERESTS (CLASS 19)........22

          23.1        Cancellation of United Lending Corp. Common Equity Interests..............................22

ARTICLE XXIV          PROVISION FOR TREATMENT OF UNITED LENDING GROUP COMMON EQUITY INTERESTS (CLASS 20)........23

          24.1        Cancellation of United Lending Group Common Equity Interests..............................23

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ARTICLE XXV           PROVISION FOR TREATMENT OF UNITED CREDIT CARD COMMON EQUITY INTERESTS (CLASS 21)..........23

          25.1        Cancellation of United Credit Card Common Equity Interests................................23

ARTICLE XXVI          PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS UNDER THE PLAN................................23

          26.1        Objections to Claims; Prosecution of Disputed Claims......................................23

          26.2        Estimation of Claims......................................................................23

          26.3        Payments and Distributions on Disputed Claims.............................................24

ARTICLE XXVII         THE LITIGATION TRUST......................................................................24

          27.1        Establishment of the Trust................................................................24

          27.2        Purpose of the Litigation Trust...........................................................24

          27.3        Funding Expenses of the Litigation Trust..................................................24

          27.4        Transfer of Assets........................................................................24

          27.5        Valuation of Assets.......................................................................24

          27.6        Litigation of Assets; Responsibilities of Litigation Trustee..............................25

          27.7        Investment Powers.........................................................................25

          27.8        Annual Distribution; Withholding..........................................................25

          27.9        Reporting Duties..........................................................................26

          27.10       Trust Implementation......................................................................26

          27.11       Registry of Beneficial Interests..........................................................27

          27.12       Termination...............................................................................27

          27.13       Net Litigation Trust Recovery/Affirmative Obligations.....................................27

          27.14       Escrow on Account of Disputed Claims and Disputed Equity Interests........................27

          27.15       Non-Transferability.......................................................................28

ARTICLE XXVIII        PROSECUTION OF CLAIMS HELD BY THE DEBTORS.................................................28

          28.1        Prosecution of Claims.....................................................................28

          28.2        Net Payment by Defendants.................................................................28

ARTICLE XXIX          ACCEPTANCE OR REJECTION OF PLAN; EFFECT OF REJECTION BY ONE OR MORE CLASSES OF
                      CLAIMS OR EQUITY INTEREST.................................................................29

          29.1        Impaired Classes to Vote..................................................................29

          29.2        Acceptance by Class of Creditors and Holders of Equity Interests..........................29

          29.3        Cramdown..................................................................................29

ARTICLE XXX           IDENTIFICATION OF CLAIMS AND EQUITY INTERESTS IMPAIRED AND NOT IMPAIRED BY THE PLAN.......29

          30.1        Impaired and Unimpaired Classes...........................................................29

          30.2        Impaired Classes to Vote on Plan..........................................................29

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          30.3        Controversy Concerning Impairment.........................................................29

ARTICLE XXXI          PROVISIONS FOR THE ESTABLISHMENT AND MAINTENANCE OF DISBURSEMENT ACCOUNTS.................29

          31.1        Establishment of Disbursement Account.....................................................29

          31.2        Maintenance of Disbursement Account(s)....................................................30

ARTICLE XXXII         PROVISIONS REGARDING DISTRIBUTIONS........................................................30

          32.1        Time and Manner of Payments...............................................................30

          32.2        Timeliness of Payments....................................................................30

          32.3        Distributions by the Disbursing Agent.....................................................30

          32.4        Manner of Payment Under the Plan..........................................................30

          32.5        Delivery of Distributions.................................................................30

          32.6        Undeliverable Distributions...............................................................31

          32.7        Compliance with Tax Requirements/Allocation...............................................31

          32.8        Time Bar to Cash Payments.................................................................31

          32.9        Distributions After Effective Date........................................................31

          32.10       Set-Offs..................................................................................31

          32.11       Termination of Certain Subordination Rights and Settlement of Related Claims and
                      Controversies.............................................................................32

          32.12       Post Petition Date Interest...............................................................32

ARTICLE XXXIII        COMMITTEES................................................................................32

          33.1        Creditors' Committee Composition and Term.................................................32

          33.2        Equity Committee Term and Fees............................................................32

ARTICLE XXXIV         EXECUTORY CONTRACTS AND UNEXPIRED LEASES..................................................33

          34.1        Rejection of Executory Contracts and Unexpired Leases.....................................33

          34.2        Cure of Defaults for Assumed Executory Contracts and Unexpired Leases.....................33

          34.3        Rejection Damage Claims...................................................................33

          34.4        Indemnification and Reimbursement Obligations.............................................33

ARTICLE XXXV          RIGHTS AND POWERS OF DISBURSING AGENT.....................................................34

          35.1        Exculpation...............................................................................34

          35.2        Powers of the Disbursing Agent............................................................34

          35.3        Fees and Expenses Incurred From and After the Effective Date..............................34

ARTICLE XXXVI         THE PLAN ADMINISTRATOR....................................................................34

          36.1        Appointment of Plan Administrator.........................................................34

          36.2        Responsibilities of the Plan Administrator................................................34

          36.3        Powers of the Plan Administrator..........................................................34

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          36.4        Compensation of the Plan Administrator....................................................35

          36.5        Termination of Plan Administrator.........................................................35

ARTICLE XXXVII        CONDITIONS PRECEDENT TO EFFECTIVE DATE OF  THE PLAN; ALTERNATIVE IMPLEMENATION
                      PROVISIONS................................................................................35

          37.1        Conditions Precedent to Effective Date of the Plan........................................35

          37.2        Waiver of Conditions Precedent............................................................35

          37.3        Alternative Implementation Provisions.....................................................35

ARTICLE XXXVIII       RETENTION OF JURISDICTION.................................................................36

          38.1        Retention of Jurisdiction.................................................................36

ARTICLE XXXIX         MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN.......................................37

          39.1        Modification of Plan......................................................................37

          39.2        Revocation or Withdrawal..................................................................38

ARTICLE XL            PROVISION FOR MANAGEMENT..................................................................38

          40.1        Directors.................................................................................38

ARTICLE XLI           ARTICLES OF INCORPORATION AND BY-LAWS OF THE DEBTORS; CORPORATE ACTION....................38

          41.1        Amendment of Articles of Incorporation and By-Laws........................................38

          41.2        Corporate Action..........................................................................38

ARTICLE XLII          MISCELLANEOUS PROVISIONS..................................................................38

          42.1        Title to Assets; Discharge of Liabilities.................................................38

          42.2        Discharge of Debtors......................................................................38

          42.3        Injunction................................................................................39

          42.4        Term of Existing Injunctions or Stays.....................................................39

          42.5        Limited Release of Directors, Officers and Employees......................................39

          42.6        Exculpation...............................................................................40

          42.7        Preservation of Rights of Action..........................................................40

          42.8        Injunction................................................................................40

          42.9        Payment of Statutory Fees.................................................................40

          42.10       Retiree Benefits..........................................................................40

          42.11       Post-Effective Date Fees and Expenses.....................................................40

          42.12       Severability..............................................................................40

          42.13       Governing Law.............................................................................41

          42.14       Notices...................................................................................41

          42.15       Closing of Cases..........................................................................41

          42.16       Section Headings..........................................................................41

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                  United Companies Financial Corporation, Pelican Mortgage
Company, Inc., United Companies Lending Group, Inc., United Companies Lending
Corporation, Adobe, Inc., Adobe Financial, Inc. I, Ginger Mae, Inc., Unicor
Mortgage, Inc., Southern Mortgage Acquisition, Inc., United Companies Funding,
Inc., Gopher Equity, Inc. I, and United Credit Card, Inc. hereby propose the following plan of reorganization pursuant to sections 1121(a) and (c) and 1123 of the Bankruptcy Code.

                                   ARTICLE I

                                   DEFINITIONS

                  As used in the Plan, the following terms shall have the respective meanings specified below and be equally applicable to the singular and plural of terms defined:

                  1.1 Administrative Expense Claim: Any Claim constituting a cost or expense of administration of the Chapter 11 Cases asserted under section
503(b) of the Bankruptcy Code, including, without limitation, any actual and necessary costs and expenses of preserving the estates of the Debtors, any actual and necessary costs and expenses of operating the businesses of the Debtors in Possession, any indebtedness or obligations incurred or assumed by the Debtors in Possession in connection with the conduct of their businesses or for the acquisition or lease of property or the procurement or rendition of services, any costs and expenses of the Debtors in Possession for the management, maintenance, preservation, sale or other disposition of any assets, the administration and implementation of the Plan, the administration, prosecution or defense of Claims by or against the Debtors and for distributions under the Plan, any Claims for compensation and reimbursement of expenses arising during the period from and after the Petition Date and prior to the Effective Date or otherwise in accordance with the provisions of the Plan, and any fees or charges assessed against the Debtors' estates pursuant to section
1930, chapter 123, Title 28, United States Code.

                  1.2 Adobe Financial: Adobe Financial, Inc. I, a Nevada corporation.

                  1.3 Adobe Financial Common Equity Interest: A Common Equity
Interest in Adobe Financial.

                  1.4 Adobe: Adobe, Inc., a Nevada corporation.

                  1.5 Adobe Common Equity Interest: A Common Equity Interest in
Adobe.

                  1.6 Affiliate: Any Entity that is an "affiliate" of the Debtors within the meaning of section 101(2) of the Bankruptcy Code.

                  1.7 Agent: First Union National Bank, as administrative agent for the Banks.

                  1.8 Allowed Administrative Expense Claim: An Administrative
Expense Claim, to the extent it is or has become an Allowed Claim.

                  1.9 Allowed Claim/Allowed Equity Interest: Any Claim against or Equity Interest in the Debtors, (i) proof of which was filed on or before the date designated by the Bankruptcy Court as the last date for filing proofs of claim against or equity interests in the Debtors, (ii) if no proof of Claim or Equity Interest has been timely filed, which has been or hereafter is listed by the Debtors in their Schedules as liquidated in amount and not disputed or contingent or (iii) any Equity Interest registered in the stock register maintained by or on behalf of the Debtors as of the Record Date and, in each such case in clauses (i), (ii) and (iii) above, a Claim or Equity Interest as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, or as to which an objection has been interposed and such Claim or Equity Interest has been allowed in whole or in part by a Final Order. For purposes of determining the amount of an "Allowed
Claim", there shall be deducted therefrom an amount equal to the amount of any claim which the Debtors may hold against the holder thereof, to the extent such claim may be set off pursuant to section 553 of the Bankruptcy Code.

                  1.10 Allowed Bank Claim: A Bank Claim, to the extent it is or has become an Allowed Claim.

                  1.11 Allowed Borrower Litigation Claim: A Borrower Litigation Claim, to the extent it is or has become an Allowed Claim.

                  1.12 Allowed Convenience Claim: A Convenience Claim, to the extent it is or has become an Allowed Claim.

                  1.13 Allowed General Unsecured Claim: A General Unsecured Claim, to the extent it is or has become an Allowed Claim.

                  1.14 Allowed Pride Equity Interest: A Pride Equity Interest, to the extent it is or has become an Allowed Equity Interest.

                  1.15 Allowed Priority Non-Tax Claim: A Priority Non-Tax Claim, to the extent it is or has become an Allowed Claim.

                  1.16 Allowed Priority Tax Claim: A Priority Tax Claim, to the extent it is or has become an Allowed Claim.

                  1.17 Allowed Secured Claim: A Secured Claim, to the extent it is or has become an Allowed Claim.

                  1.18 Allowed Senior Note Claim: A Senior Note Claim, to the extent it is or has become an Allowed Claim.

                  1.19 Allowed Statutorily Subordinated Claim: A Statutorily Subordinated Claim to the extent it is or has become an Allowed Claim.

                  1.20 Allowed Subordinated Debenture Claim: A Subordinated Debenture Claim, to the extent it is or has become an Allowed Claim.

                  1.21 Allowed Subordinated Penalty Claim: A Subordinated Penalty Claim, to the extent it is or has become an Allowed Claim.

                  1.22 Alternative Residual Sale Agreement: In the event that a higher or better offer for the assets set forth in the Residual Agreement is accepted by the Debtors and approved by the Bankruptcy Court, the asset purchase agreement or stock purchase agreement, as the case may be, incorporating the terms and provisions of such higher or better offer.

                  1.23 Alternative Residual Sale Transaction: In the event that a higher or better offer for the assets set forth in the Residual Agreement is accepted by the Debtors and approved by the Bankruptcy Court, the sale, directly or indirectly, of certain of the Debtors' residual, excess interest and reserve account interests and other property rights, whether through an alternative asset purchase agreement or an alternative stock purchase agreement (that may provide for the sale of the Reorganized UC Lending Common Stock, together with the transfer of the Reorganized Designated Subsidiaries Common Stock as provided for in any such alternative stock purchase agreement).

                  1.24 Ballot: The form distributed to each holder of an impaired Claim on which is to be indicated acceptance or rejection of the Plan.

                  1.25 Bank Cash Amount: The amount of Cash equal to the sum of
(a) the product of (1) to the extent that Total Creditor Cash is equal to or less than Eight Hundred Fifty Million Dollars ($850,000,000.00), Net Senior Creditor Cash attributable to Total Creditor Cash, as if such Total Creditor Cash is equal to or less than Eight Hundred Fifty Million Dollars ($850,000,000.00), times (2) eighty-five and one-half percent (85.5%), plus (b) to the extent that Total Creditor Cash exceeds Eight Hundred Fifty Million Dollars ($850,000,000.00), (1) such amount of Net Senior Creditor Cash attributable to such excess, if any, times (2) ninety-five percent (95%).

                  1.26 Bank Claims: Any Claims of the Banks arising from or related to the Credit Agreement, including, without limitation, fees and expenses associated with rights and remedies thereunder, or the Guaranty.

                  1.27 Bank Interest Amount: The number of Litigation Trust Interests equal to the product of (i) eighty-five and one-half percent (85.5%) times (ii) the Senior Creditor Interest Amount.

                  1.28 Bankruptcy Code: The Bankruptcy Reform Act of 1978, as amended, and as codified in Title 11, United States Code, as applicable to the Chapter 11 Cases.

                  1.29 Bankruptcy Court: The United States Bankruptcy Court for the District of Delaware or such other court having jurisdiction over the Chapter 11 Cases.

                  1.30 Bankruptcy Rules: The Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2075 of Title 28 of the United States Code, and any Local Rules of the Bankruptcy Court, as amended.

                  1.31 Banks: The banks or financial institutions that are parties to the Credit Agreement and their successors and assigns.

                  1.32 Biase Litigation: The litigation styled Findim Investments, S.A., Nicole Biase, Joyce Biase and Nicolas Biase v. J. Terrell Brown and Dale E. Redman, No. 464-161, currently pending in Division "M", 19th Judicial District Court, Parish of East Baton Rouge, State of Louisiana.

                  1.33 Borrower Litigation Claim: Any Claim asserted in litigation pending on or as of the Petition Date, or that could have been asserted by any Entity prior to the Petition Date with respect to the servicing of mortgage loans by the Debtors or Claims associated with the origination of moneys advanced or mortgages issued by the Debtors prior to the Petition Date.

                  1.34 Business Day: A day other than a Saturday, a Sunday or any other day on which commercial banks in Baton Rouge, Louisiana are required or authorized to close by law or executive order.

                  1.35 Cash: Lawful currency of the United States of America.

                  1.36 Cash Equivalents: Equivalents of Cash in the form of readily marketable securities or instruments issued by a person other than the Debtors, including, without limitation, readily marketable direct obligations of, or obligations guaranteed by, the United States of America, commercial paper of domestic corporations carrying a Moody's Rating of "A" or better, or equivalent rating of any other nationally recognized rating service, or interest-bearing certificates of deposit or other similar obligations of domestic banks or other financial institutions having a shareholders' equity or equivalent capital of not less than One Hundred Million Dollars ($100,000,000.00), having maturities of not more than one (1) year, at the then best generally available rates of interest for like amounts and like periods.

                  1.37 Chapter 11 Cases: The cases commenced under chapter 11 of the Bankruptcy Code by the Debtors on the Petition Date, styled In re United Companies Financial Corporation, et al., Chapter 11 Case Nos. 99-450 (MFW) through 99-461 (MFW), Jointly Administered, currently pending before the Bankruptcy Court.

                  1.38 Claim: Any right to payment from the Debtors, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, known or unknown; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

                  1.39 Class: A category of holders of Claims or Equity Interests as set forth in Article IV of the Plan.

                  1.40 Class Actions: The litigations styled (1) Norman P. Lasky, on behalf of himself and all others similarly situated v. J. Terrell and Dale E. Redman, No. 99-1035-B-2, (2) Gary W. Poff, on behalf of himself and all others similarly situated v. J. Terrell Brown and Dale E. Redman, No. 00-CV-6-B-M1, (3) Linda Wheeler, on behalf of herself and all others similarly situated v. J. Terrell Brown and Dale E. Redman, No. 99-1049-B-3, (4) Frank Lopiccolo, on behalf of himself and all others similarly situated v. J. Terrell Brown, Dale E. Redman, Certain Underwriters at Lloyds Underwriters of London and AIG Europe (UK) Ltd., No. 00-99-B-M3, all pending before the United States District Court for the Middle District of Louisiana, and (5) Amy Bergeron, et al. v. U.S. Trust Company of California, et al.; No C 469196, currently pending in Division "H", 19th Judicial District Court, Parish of East Baton Rouge, State of Louisiana.

                  1.41 Collateral: Any property or interest in property of the estates of the Debtors that is subject to an unavoidable Lien to secure the payment or performance of a Claim.

                  1.42 Common Equity Interest: A common Equity Interest.

                  1.43 Confirmation Date: The date upon which the Clerk of the Bankruptcy Court enters the Confirmation Order.

                  1.44 Confirmation Hearing: The hearing to consider confirmation of the Plan in accordance with section 1129 of the Bankruptcy Code, as the same may be adjourned from time to time.

                  1.45 Confirmation Order: The order of the Bankruptcy Court confirming the Plan in accordance with the provisions of chapter 11 of the Bankruptcy Code.

                  1.46 Convenience Claim: Any Claim, other than a Borrower Litigation Claim, equal to or less than One Thousand Dollars ($1,000.00) or greater than One Thousand Dollars ($1,000.00) but with respect to which the holder thereof voluntarily reduces the Claim to One Thousand Dollars ($1,000.00).

                  1.47 Credit Agreement: That certain Credit Agreement, dated as of April 10, 1997, by and among the Debtors, the Agent, the Documentation Agent and the Banks, as amended and modified from time to time, and any of the documents and instruments related thereto.

                  1.48 Creditor: Any Person or Entity that has a Claim against the Debtors that arose or is deemed to have arisen on or prior to the Petition Date, including, without limitation, a Claim against the Debtors' chapter 11 estates of a kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code.

                  1.49 Creditor Cash: At any time of determination thereof, the excess, if any, of (a) all Cash and Cash Equivalents in the Disbursement Account(s) over (b) such amounts of Cash (i) reasonably determined by the Disbursing Agent as necessary to satisfy, in accordance with the terms and conditions of the Plan, Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims, Subordinated Debenture Claims and Secured Claims, (ii) necessary to fund the Litigation Trust in accordance with
Article XXVII of the Plan, (iii) necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims were, at such time, Allowed Claims and (iv) such other amounts reasonably determined by Reorganized UC as necessary to fund the ongoing operations of Reorganized UC during the period from the Effective Date up to and including the Transfer Date or such later date as the Plan Administrator shall reasonably determine.

                  1.50 Creditors' Committee: The statutory committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

                  1.51 Debtors: United Companies Financial Corporation, Pelican Mortgage Company, Inc., United Companies Lending Group, Inc., United Companies Lending Corporation, Adobe, Inc., Adobe Financial, Inc. I, Ginger Mae, Inc., Unicor Mortgage, Inc., Southern Mortgage Acquisition, Inc., United Companies Funding, Inc., Gopher Equity, Inc. I, and United Credit Card, Inc.

                  1.52 Debtors in Possession: The Debtors as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                  1.53 Disbursement Account(s): The account(s) to be established by the Debtors on the Effective Date in accordance with Section 32.1 of the Plan, together with any interest earned thereon.

                  1.54 Disbursing Agent: Reorganized UC, the Plan Administrator or such other Entity as may be designated by the Debtors, solely in its capacity as agent of the Debtors to effectuate the distributions contemplated under the Plan.

                  1.55 Disclosure Statement: The disclosure statement related to the Plan and approved by the Bankruptcy Court in accordance with section 1125 of the Bankruptcy Code.

                  1.56 Disputed Claim; Disputed Equity Interest: Any Claim against or Equity Interest in the Debtors, to the extent the allowance of which is the subject of a timely objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Confirmation Order, or is otherwise disputed by the Debtors in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn or determined by a Final Order.

                  1.57 Disputed Claim Amount: The lesser of (a) the liquidated amount set forth in the proof of claim filed with the Bankruptcy Court relating to a Disputed Claim, (b) if the Bankruptcy Court has estimated such Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, the amount of a Disputed Claim as estimated by the Bankruptcy Court, and (c) the amount of such Disputed Claim allowed by the Bankruptcy Court pursuant to section 502 of the Bankruptcy Court, or zero, if such Disputed Claim is disallowed in its entirety by the Bankruptcy Court pursuant to such section, in either case, regardless of whether the order or judgment allowing or disallowing such Claim has become a Final Order; provided, however, that, in the event that such Claim has been disallowed, but the order of disallowance has not yet become a Final Order, the Bankruptcy Court may require the Disbursing Agent to reserve and hold in trust for the benefit of each holder of such Claim, Cash in an amount equal to the pro rata distributions which the Bankruptcy Court, in its sole and absolute discretion, determines will protect the rights of such holder under all of the facts and circumstances relating to the order of disallowance and the appeal of such holder from such order.

                  1.58 Documentation Agent: Morgan Stanley Trust Company of New York.

                  1.59 Effective Date: The first (1st) Business Day ten (10) days following the entry of the Confirmation Order.

                  1.60 8.375% Notes: Those certain debentures issued in the original aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) in accordance with the terms and conditions of the Subordinated Indenture, as supplemented by that certain First Supplemental Indenture, dated as of June 20, 1997.

                  1.61 Entity: A person, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a government or any subdivision thereof or any other entity.

                  1.62 Equity Committee: The committee of equity interest holders appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

                  1.63 Equity Interest: Any equity interest in the Debtors represented by duly authorized, validly issued and outstanding shares of preferred stock or common stock or any interest or right to convert into such an equity interest or acquire any equity interest of the Debtors which was in existence immediately prior to the Petition Date.

                  1.64 Equity Interest Percentage: Ninety-seven percent (97%), the percentage that the assumed value of Allowed United Companies Common Equity Interests bears to the sum of the assumed value of Allowed United Companies Common Equity Interests plus the assumed value of Allowed Statutorily Subordinated Claims in Class 10A, or such other percentage as may be established by the Bankruptcy Court at the Confirmation Hearing.

                  1.65 ESOP Action: The litigation styled Amy Bergeron, et al.
v. U.S. Trust Company of California, et al., No. C 469196, currently pending in Division "H", 19th Judicial District Court, Parish of East Baton Rouge, State of Louisiana.

                  1.66 Final Order: An order of the Bankruptcy Court as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending; and if an appeal, writ of certiorari, reargument or rehearing thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure or any analogous rule under the Bankruptcy Rules, may be but has not then been filed with respect to such order, shall not cause such order not to be a Final Order.

                  1.67 General Unsecured Claim: An Unsecured Claim, other than an Intercompany Claim, an Administrative Expense Claim, a Priority Non-Tax Claim, a Priority Tax Claim, a Bank Claim, a Senior Note Claim, a Subordinated Debenture Claim, a Subordinated Penalty Claim or a Convenience Claim.

                  1.68 General Unsecured Interest Amount: The number of Litigation Trust Interests equal to the product of (i) four million (4,000,000) times (ii) the General Unsecured Interest Fraction.

                  1.69 General Unsecured Interest Fraction: The fraction (a) the numerator of which shall be the aggregate amount of Allowed General Unsecured Claims and (b) the denominator of which shall be the aggregate amount of Allowed Bank Claims, Allowed Senior Note Claims and Allowed General Unsecured Claims.

                  1.70 Ginger Mae: Ginger Mae, Inc., a Louisiana corporation.

                  1.71 Ginger Mae Common Equity Interest: A Common Equity Interest in Ginger Mae.

                  1.72 Gopher Equity: Gopher Equity, Inc. I, a Nevada corporation.

                  1.73 Gopher Equity Common Equity Interest: A Common Equity Interest in Gopher Equity.

                  1.74 Guaranty: That certain Unconditional Guaranty Agreement, dated as of April 10, 1997, by and among the Debtors, the Agent and the Banks.

                  1.75 Intercompany Affiliate: Any of the Debtors and any other direct or indirect subsidiary of United Companies.

                  1.76 Intercompany Claims: Any Unsecured Claim held by any Intercompany Affiliate against any Debtor.

                  1.77 IRC: The Internal Revenue Code of 1986, as amended from time to time.

                  1.78 IRS: The Internal Revenue Service, an agency of the United States Department of Treasury.

                  1.79 Lending Subordinated Debentures: The promissory notes issued and delivered by United Lending Corp. in accordance with the terms and provisions of the Lending Subordinated Indenture.

                  1.80 Lending Subordinated Indenture: That certain Agreement, dated May 14, 1993, between United Lending Corp. and United Companies Life Insurance Company.

                  1.81 Lien: Any charge against or interest in property to secure payment of a debt or performance of an obligation.

                  1.82 Litigation Trust: The trust to be created on the Effective Date in accordance with the provisions of Article XXVII hereof and the Litigation Trust Agreement for the benefit of holders of Allowed Bank Claims, Allowed Senior Note Claims, Allowed General Unsecured Claims, Allowed Subordinated Debenture Claims, Allowed Subordinated Penalty Claims, Allowed Statutorily Subordinated Claims and Allowed United Companies Equity Interests.

                  1.83 Litigation Trustee: The Entity unanimously appointed by the Litigation Trust Board to administer the Litigation Trust in accordance with the terms and provisions of Article XXVII hereof and the Litigation Trust Agreement.

                  1.84 Litigation Trust Agreement: The Trust Agreement, substantially in the form in the Plan Supplement, pursuant to which the Litigation Trustee shall pursue the Litigation Trust Claims, if applicable, and distribute the proceeds thereof, if any.

                  1.85 Litigation Trust Board: The group of up to three Persons appointed prior to the Effective Date by the Bankruptcy Court, one of whom shall be nominated by each of the Creditors' Committee, the Subordinated Indenture Trustee and the Equity Committee, respectively, or any replacements thereafter selected in accordance with the provisions of the Litigation Trust Agreement, who shall determine in accordance with the Litigation Trust Agreement whether to prosecute, compromise or discontinue any Litigation Trust Claims.

                  1.86 Litigation Trust Claims: Those claims and causes of action of the Debtors, if any, arising from or related to the Debtors' financial statements and the accounting practices associated therewith; provided, however, that, under no circumstances shall such claims and causes of action include any claims waived and released in accordance with the provisions of Section 42.5 of the Plan.

                  1.87 Litigation Trust Interests: The ten million (10,000,000) beneficial interests in the Litigation Trust to be deemed to be distributed to holders of Allowed Bank Claims, Allowed General Unsecured Claims, Allowed Senior Note Claims, Allowed Subordinated Debenture Claims, Allowed Subordinated Penalty Claims, Allowed Statutorily Subordinated Claims and Allowed United Companies Equity Interests pursuant to the terms and conditions of Article XXVII of the Plan.

                  1.88 9.35% Notes: Those certain debentures issued in the original aggregate principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in accordance with the terms and provisions of the Senior Indenture, as supplemented, by that certain First Supplemental Indenture, dated as of November 2, 1994.

                  1.89 Net Senior Creditor Cash: At any time of determination thereof, the amount of Cash equal to (a) Senior Creditor Cash minus (b) the amount of Cash necessary to satisfy distributions in accordance with Sections
7.3 and 8.3 hereof.

                  1.90 New Organizational Documents: In the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, the Reorganized UC Lending Organization Documents and the Reorganized Designated Subsidiaries Organizational Documents.

                  1.91 Pelican: Pelican Mortgage Company, Inc., a Delaware corporation.

                  1.92 Pelican Common Equity Interest: A Common Equity Interest in Pelican.

                  1.93 Person: An individual.

                  1.94 Petition Date: March 1, 1999, the date on which the Debtors filed their voluntary petitions for relief commencing the Chapter 11 Cases.

                  1.95 Plan: This Third Amended Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, including, without limitation, the exhibits and schedules hereto and the Plan Supplement, either in its present form or as the same may be amended, modified or supplemented from time to time in accordance with the terms and provisions hereof.

                  1.96 Plan Administration Agreement: The agreement prescribing the powers, duties and rights of the Plan Administrator in administering the Plan, which agreement shall be in substantially the form included in the Plan Supplement.

                  1.97 Plan Administrator: The Person to be designated by the Debtors with the consent of the Creditors' Committee (which consent shall not be unreasonably withheld) and retained, as of the Effective Date, by Reorganized UC, with the approval of the Bankruptcy Court, as the employee or fiduciary responsible for, among other things, the matters described in Section 36.2 hereof.

                  1.98 Plan Supplement: A separate volume, to be filed with the Clerk of the Bankruptcy Court, containing, among other things, forms of the Litigation Trust Agreement, Plan Administration Agreement, Reorganized UC By-laws and Reorganized UC Certificate of Incorporation. The Plan Supplement (containing drafts or final versions of the foregoing documents) shall be filed with the Clerk of the Bankruptcy Court as early as practicable (but in no event later than ten (10) days) prior to the commencement of the hearing to consider confirmation of the Plan, or on such other date as the Bankruptcy Court may establish.

                  1.99 Pride Equity Interest: An Equity Interest represented by one of the 1,657,770 issued and outstanding shares of Preferred Redeemable Increased Dividend Equity SecuritiesSM, 6 3/4% PRIDESSM, Convertible Preferred Stock, par value $2.00 per share, of United Companies as of the Petition Date.

                  1.100 Pride Prospectus: The prospectus, dated June 12, 1995, as supplemented, released in connection with the offering of Pride Equity Interests.

                  1.101 Priority Non-Tax Claim: Any Claim against the Debtors, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment under section 507(a) of the Bankruptcy Code, but only to the extent entitled to such priority.

                  1.102 Priority Tax Claim: Any Claim against the Debtors entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code.

                  1.103 Proponents: Debtors in Possession.

                  1.104 Pro Rata Share: With respect to Allowed Claims or Allowed Equity Interests within the same Class or sub-Class, the proportion that an Allowed Claim or Allowed Equity Interest bears to the sum of (a) all Allowed Claims and/or Allowed Equity Interests, as the case may be, within such Class or sub-Class, and (b) all Disputed Claim Amounts and/or Disputed Equity Interest Amounts, as the case may be, within such Class or sub-Class.

                  1.105 Record Date: The date to be established by the Bankruptcy Court in the Confirmation Order for the purpose of determining the holders of Allowed Claims and Allowed Equity Interests to receive distributions pursuant to the Plan.

                  1.106 Remaining Assets: Upon the consummation of a Sale Transaction or an Alternative Residual Sale Transaction, as the case may be, those assets of Reorganized UC, other than the Litigation Trust Claims which are not included in the Sale Transaction, or an Alternative Residual Sale Transaction, as the case may be, including, without limitation, the furniture, fixtures and equipment associated with the business and operations of the Debtors.

                  1.107 Reorganized Designated Subsidiaries: In the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, Pelican Mortgage Company, Inc., Adobe, Inc., Adobe Financial, Inc., I, and Gopher Equity, Inc., I, from and after the Effective Date.

                  1.108 Reorganized Designated Subsidiaries Common Stock: In the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, the shares of common stock of the Reorganized Designated Subsidiaries currently authorized and outstanding and currently owned or to be owned by United Lending Corp. prior to the Effective Date and to be owned by Reorganized UC Lending on and after the Effective Date, which as to each subsidiary shall (i) be the number of shares of common stock of such corporation which were issued and outstanding as of the day prior to the Effective Date, (ii) have the terms specified in the Reorganized Designated Subsidiaries Organizational Documents and (iii) have a par value equal to the par value of the common stock of those corporations the day before the Effective Date.

                  1.109 Reorganized Designated Subsidiaries Organizational
Documents: In the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, the articles or certificates of incorporation and the bylaws of the Reorganized Designated Subsidiaries in form and substance acceptable to the relevant purchaser.

                  1.110 Reorganized UC: United Companies, a Louisiana corporation, and each of the Reorganized UC Subsidiaries, from and after the Effective Date.

                  1.111 Reorganized UC By-laws: The By-laws of Reorganized UC, which by-laws shall be in substantially the form contained in the Plan Supplement.

                  1.112 Reorganized UC Certificate of Incorporation: The Certificate of Incorporation of Reorganized UC, which certificate of incorporation shall be in substantially the form included in the Plan Supplement.

                  1.113 Reorganized UC Common Stock: The shares of Reorganized UC Common Stock authorized and to be issued pursuant to the Plan, which shall have a par value of $0.01 per share, of which five million (5,000,000) shares shall be authorized and of which one thousand (1,000) shares shall be issued pursuant to the Plan, and such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized UC Certificates of Incorporation and the Reorganized UC By-laws.

                  1.114 Reorganized UC Lending: In the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, United Lending Corp. from and after the Effective Date.

                  1.115 Reorganized UC Lending Common Stock: In the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, the share of Reorganized UC Lending Common Stock authorized and to be issued pursuant the Plan, which shares shall (i) be the number of shares of common stock of UC Lending which were issued and outstanding as of the day before the Effective Date, (ii) have the terms specified in the Reorganized UC Lending Organizational Documents, and (iii) have a par value equal to the par value of the common stock of UC Lending the day before the Effective Date.

                  1.116 Reorganized UC Lending Organizational Documents: In the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, the articles or certificates of incorporation and the bylaws of the Reorganized UC Lending in form and substance acceptable to the relevant purchaser.

                  1.117 Reorganized UC Subsidiaries: Each subsidiary, along with United Companies, comprising Reorganized UC; provided, however, that, in the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, then expressly excluding Reorganized UC Lending and the Reorganized Designated Subsidiaries.

                  1.118 Residual Agreement: That certain Asset Purchase Agreement, dated as of May 26, 2000, by and among The Bear Stearns Companies, Inc., EMC Mortgage Corporation, EMC Mortgage Acquisition Corp., United Companies, United Lending Corp., UCFC Acceptance Corporation, United Funding, Pelican, Adobe, Adobe Financial, Gopher Equity, and Gopher Funding, Inc.

                  1.119 Sale Transaction: The sale of (i) certain of the Debtors' residual, excess interest and reserve account interests and other property rights pursuant to the Residual Agreement, or such higher or better offer as may be submitted, accepted by the Debtors and approved by the Bankruptcy Court, and (ii) certain of the Debtors' portfolio of mortgage loans and real properties acquired in connection with the ownership of mortgage loans pursuant to the Whole Loan Agreement, or such higher or better offer as may be submitted, accepted by the Debtors and approved by the Bankruptcy Court, which sales shall be consummated on or prior to the Effective Date.

                  1.120 Schedules: The respective schedules of assets and liabilities, the list of Equity Interests, and the statements of financial affairs filed by the Debtors in accordance with section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended.

                  1.121 Secured Claim: A Claim against the Debtors that is secured by a Lien on Collateral or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Collateral or to the extent of the amount subject to setoff, as applicable, as determined in accordance with section 506(a) of the Bankruptcy Code.

                  1.122 Senior Creditor Cash: At any time of determination thereof, the amount of Cash equal to (a) Creditor Cash minus (b) the amount of Cash necessary to satisfy distributions to holders of Allowed General Unsecured Claims in accordance with the provisions of clause (a) of Section 9.1 of the Plan.

                  1.123 Senior Creditor Interest Amount: The number of Litigation Trust Interests equal to the product of (i) four million (4,000,000) times (ii) the Senior Creditor Interest Fraction.

                  1.124 Senior Creditor Interest Fraction: The fraction (a) the numerator of which shall be the aggregate amount of Allowed Bank Claims and Allowed Senior Note Claims and (b) the denominator of which shall be the aggregate amount of Allowed Bank Claims, Allowed Senior Note Claims and Allowed General Unsecured Claims.

                  1.125 Senior Indenture: That certain Senior Indenture, dated as of October 1, 1994, between United Companies Financial Corporation, as Issuer, and the Senior Indenture Trustee, as supplemented.

                  1.126 Senior Indenture Trustee: Norwest Bank Minnesota, N.A.

                  1.127 Senior Note Cash Amount: The amount of Cash equal to the sum of (a) the product of (1) to the extent that Total Creditor Cash is equal to or less than Eight Hundred Fifty Million Dollars ($850,000,000.00), Net Senior Creditor Cash attributable to Total Creditor Cash, as if such Total Creditor Cash is equal to or less than Eight Hundred Fifty Million Dollars ($850,000,000.00), times (2) fourteen and one-half percent (14.5%), plus (b) to the extent that Total Creditor Cash exceeds Eight Hundred Fifty Million Dollars ($850,000,000.00), (1) such amount of Net Senior Creditor Cash attributable to such excess, if any, times (2) five percent (5%).

                  1.128 Senior Note Claim: Any Claim arising under or relating to (i) the Senior Indenture and (2) such other document, instrument or agreement which would constitute Senior Indebtedness, as defined in the Subordinated Indenture, including, without limitation, the guaranty of certain indebtedness relating to the employee stock ownership plan of United Companies.

                  1.129 Senior Notes: Collectively, the 9.35% Notes and the 7.7% Notes.

                  1.130 Senior Note Interest Amount: The number of Litigation Trust Interests equal to the product of (i) fourteen and one-half percent (14.5%) times (ii) the Senior Creditor Interest Amount.

                  1.131 7.7% Notes: Those certain debentures issued in the original aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) in accordance with the terms and provisions of the Senior Indenture as supplemented by that certain Third Supplemental Indenture, dated as of December 17, 1996.

                  1.132 Southern Mortgage: Southern Mortgage Acquisition, Inc., a Louisiana corporation.

                  1.133 Southern Mortgage Common Equity Interest: A Common Equity Interest in Southern Mortgage.

                  1.134 Statutorily Subordinated Claim: Any Claim that is subject to subordination under section 510(b) of the Bankruptcy Code, including, without limitation, any and all Claims of a holder or former holder of an Equity Interest for rescission of or damages from the purchase or sale of an Equity Interest arising from or relating to the Debtors' financial statements and the accounting practices associated therewith.

                  1.135 Statutorily Subordinated Percentage: Three percent (3%), the percentage that the assumed value of Allowed Statutorily Subordinated Claims bears to the assumed value Allowed Statutorily Subordinated Claims plus the assumed value of Allowed United Companies Common Equity Interests in Class 10B, including, without limitation, those Equity Interests deemed to be distributed to holders of Allowed Pride Equity Interests in accordance with Section 13.2 of the Plan, or such other percentage as may be established by the Bankruptcy Court or the Confirmation Hearing.

                  1.136 Subordinated Debenture Claim: Any Claim arising from or relating to (i) the Subordinated Debentures and (ii) the Lending Subordinated Debentures.

                  1.137 Subordinated Debentures: The 8.375% Notes.

                  1.138 Subordinated Indenture: That certain Subordinated Indenture, dated as of February 19, 1997, between United Companies Financial Corporation, as issuer, and the Subordinated Indenture Trustee, as supplemented.

                  1.139 Subordinated Indenture Trustee: HSBC Bank USA, in its capacity as successor indenture trustee under the Subordinated Indenture and any successor indenture trustee under the Subordinated Indenture.

                  1.140 Subordinated Penalty Claim: Any Claim for fines, penalties, forfeitures, or for multiple, exemplary, or punitive damages, or other non-pecuniary, direct or non-proximate damages, including, without limitation, those arising from or related to the Debtors' loan origination and servicing operations.

                  1.141 Total Creditor Cash: At any time of determination thereof, all Cash and Cash Equivalents in the Disbursement Account(s), plus the sum of Fifteen Million Dollars ($15,000,000.00) or such other amount reasonably determined by the Debtors on or prior to the Confirmation Date as necessary to fund the ongoing operations of Reorganized UC during the period up to and excluding the Transfer Date in accordance with the provisions of Section 31.1 hereof.

                  1.142 Transfer Date: The later to occur of (a) the date on which United Lending Corp. transfers the servicing of mortgage loans in accordance with the provisions of the Residual Agreement, or such higher or better offer as may be submitted, accepted by the Debtors and approved by the Bankruptcy Court, and (b) the date on which United Lending Corp. transfers the servicing of mortgage loans in accordance with the provisions of the Whole Loan Agreement, or such higher or better offer as may be submitted, accepted by the Debtors and approved by the Bankruptcy Court, or such other date as may be determined by the Bankruptcy Court at the Confirmation Hearing.

                  1.143 Unicor: Unicor Mortgage, Inc., a Louisiana corporation.

                  1.144 Unicor Common Equity Interest: A Common Equity Interest in Unicor.

                  1.145 United Companies: United Companies Financial Corporation, a Louisiana corporation.

                  1.146 United Companies Common Equity Interest: An Equity Interest represented by one of the 28,808,211 issued and outstanding shares of common stock of United Companies as of the Petition Date or any interest or right to convert into such an equity interest or acquire any equity interest of the Debtors which was in existence immediately prior to the Petition Date.

                  1.147 United Funding: United Companies Funding, Inc., a Louisiana corporation.

                  1.148 United Funding Common Equity Interest: A Common Equity Interest in United Funding.

                  1.149 United Lending Corp.: United Companies Lending Corporation, a Louisiana corporation.

                  1.150 United Lending Corp. Common Equity Interest: A Common Equity Interest in United Lending Corp.

                  1.151 United Lending Group: United Companies Lending Group, Inc., a Louisiana corporation.

                  1.152 United Lending Group Common Equity Interest: A Common Equity Interest in United Lending Group.

                  1.153 United Credit Card: United Credit Card, Inc., a Louisiana corporation.

                  1.154 United Credit Card Common Equity Interest: A Common Equity Interest in United Credit Card.

                  1.155 Unsecured Claim: Any Claim against the Debtors, other than an Administrative Expense Claim, a Priority Non-Tax Claim, a Priority Tax Claim, a Bank Claim, a Senior Note Claim, a Subordinated Debenture Claim, a Subordinated Penalty Claim or a Convenience Claim.

                  1.156 Whole Loan Agreement: That certain Mortgage Loan and REO Property Purchase Agreement, dated as of May 26, 2000, by and among The Bear Stearns Companies, Inc., EMC Mortgage Corporation, United Companies, United Lending Corp., United Funding, Southern Mortgage, United Companies Mortgage of Tennessee, Unicor and United Companies Second Mortgage of Minnesota.

                  1.157 Other Definitions: Unless the context otherwise requires, any capitalized term used and not defined herein or elsewhere in the Plan but that is defined in the Bankruptcy Code shall have the meaning assigned to that term in the Bankruptcy Code. Unless otherwise specified, all section, schedule or exhibit references in the Plan are to the respective section in, article of, or schedule or exhibit to, the Plan, as the same may be amended, waived, or modified from time to time. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan.

                                   ARTICLE II

                     COMPROMISE AND SETTLEMENT OF DISPUTES;
                      SUBSTANTIVE CONSOLIDATION OF DEBTORS;
                    ASSUMPTION OF OBLIGATIONS UNDER THE PLAN

                  2.1 Compromise and Settlement: The Plan incorporates a proposed compromise and settlement of certain issues which were disputed by the Proponents, the Creditors' Committee, the holders of Allowed Bank Claims, the holders of Senior Note Claims, the holders of Subordinated Debenture Claims and certain other parties in interest. These issues related primarily to whether the estates of each of the Debtors should be treated separately for purposes of making payments to Creditors, whether and to what extent proceeds from the Sale Transaction should be allocated among the Debtors based upon their respective claims of ownership to certain assets sold thereunder, and the amount and priority of certain Intercompany Claims. The provisions of the Plan relating to substantive consolidation of the Debtors, the contribution of Intercompany Claims, and the treatment of each class of Claims under the Plan reflect this compromise and settlement, which, upon the Effective Date, shall be binding upon the Debtors, all Creditors, and all Persons receiving any payments or other distributions under the Plan.

                  2.2 Substantive Consolidation: On the Effective Date, the Chapter 11 Cases shall be deemed to be substantively consolidated for purposes of the Plan. The assets and liabilities of the Debtors shall be pooled and all Claims shall be satisfied from the assets of a single consolidated estate. Any Claims against one or more of the Debtors based upon a guaranty, indemnity, co-signature, surety or otherwise, of Claims against another Debtor, including, without limitation, the Guaranty, shall be treated as a single Claim against the consolidated estate of the Debtors and shall be entitled to distributions under the Plan only with respect to such single Claim.

                  2.3 Contribution of Intercompany Claims: On the Effective Date, all Intercompany Claims shall be contributed to capital.

                                  ARTICLE III

PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

                  3.1 Administrative Expense Claims: On the later to occur of
(a) the Effective Date and (b) the date on which such a Claim shall become an Allowed Claim, Reorganized UC shall (i) pay to each holder of an Allowed Administrative Expense Claim, in Cash, the full amount of such Allowed Administrative Expense Claim, or (ii) satisfy and discharge such Allowed Administrative Expense Claim in accordance with such other terms as may be agreed upon by and between the holder thereof and the Debtors or Reorganized UC, as the case may be; provided, however, that Allowed Administrative Expense Claims representing liabilities or obligations incurred or assumed by the Debtors in Possession in the ordinary course of business or liabilities arising under loans made or advances extended to the Debtors in Possession, whether or not incurred in the ordinary course of business, shall be assumed and paid by Reorganized UC in accordance with the terms and conditions of the particular transaction and any agreements relating thereto.

                  3.2 Professional Compensation and Reimbursement Claims: All Entities that are awarded compensation or reimbursement of expenses by the Bankruptcy Court in accordance with section 330 or 331 of the Bankruptcy Code or entitled to the priorities established pursuant to section 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code, shall be paid in full, in Cash, the amounts allowed by the Bankruptcy Court (a) on or as soon as reasonably practicable following the later to occur of (i) the Effective Date and (ii) the date upon which the Bankruptcy Court order allowing such Claim becomes a Final Order or (b) upon such other terms as may be mutually agreed upon between such holder of an Allowed Administrative Expense Claim and the Debtors.

                  3.3 Payment of Priority Tax Claims: On the Effective Date, each holder of an Allowed Priority Tax Claim shall be entitled to receive distributions in an amount equal to the full amount of such Allowed Priority Tax Claim. At the sole option and discretion of Reorganized UC, which option shall be exercised on or prior to the Effective Date, such payment shall be made (a) in full, in Cash, on the Effective Date, (b) in accordance with section 1129(a)(9)(C) of the Bankruptcy Code, in full, in Cash, in up to twenty-four
(24) equal quarterly installments, commencing on the first (1st) Business Day following the date of assessment of such Allowed Priority Tax Claim, together with interest accrued thereon at a rate to be determined by the Bankruptcy Court, or (c) by mutual agreement of the holder of such Allowed Priority Tax Claim and Reorganized UC.

                                   ARTICLE IV

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

                  Claims and Equity Interests are classified as follows:

                  4.1      Class 1 - Priority Non-Tax Claims

                  4.2      Class 2 - Secured Claims

                  4.3      Class 3 - Bank Claims

                  4.4      Class 4 - Senior Note Claims

                  4.5      Class 5 - General Unsecured Claims

                  4.6      Class 6 - Convenience Claims

                  4.7      Class 7 - Subordinated Debenture Claims

                  4.8      Class 8 - Subordinated Penalty Claims

                  4.9      Class 9 - Pride Equity Interests

                  4.10     Class 10A - Statutorily Subordinated Claims
                           Class 10B - United Companies Common Equity Interests

                  4.11     Class 11 - Adobe Common Equity Interests

                  4.12     Class 12 - Adobe Financial Common Equity Interests

                  4.13     Class 13 - Ginger Mae Common Equity Interests

                  4.14     Class 14 - Gopher Equity Common Equity Interests

                  4.15     Class 15 - Pelican Common Equity Interests

                  4.16     Class 16 - Southern Mortgage Common Equity Interests

                  4.17     Class 17 - Unicor Common Equity Interests

                  4.18     Class 18 - United Funding Common Equity Interests

                  4.19     Class 19 - United Lending Corp. Common Equity
                           Interests

                  4.20     Class 20 - United Lending Group Common Equity
                           Interests

                  4.21     Class 21 - United Credit Card Common Equity Interests

                                   ARTICLE V

          PROVISION FOR TREATMENT OF PRIORITY NON-TAX CLAIMS (CLASS 1)

                  5.1 Payment of Allowed Priority Non-Tax Claims: Unless otherwise mutually agreed upon by the holder of an Allowed Priority Non-Tax Claim and Reorganized UC, each holder of an Allowed Priority Non-Tax Claim shall receive Cash in an amount equal to such Allowed Priority Non-Tax Claim on the later of the Effective Date and the date such Allowed Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable.

                  5.2 Continuation of Employee Medical Benefits: From the Effective Date up to and including the first (1st) Business Day eighteen (18) months following the earlier to occur of (a) the Effective Date and (b) the transfer of the Debtors' servicing operations pursuant to a Sale Transaction or otherwise, Reorganized UC shall provide, or cause to be provided through the deposit of funds reasonably determined by Reorganized UC to be appropriate under the circumstances, employee medical benefits in a manner and amount consistent with the Debtors' medical benefits program prior to the Effective Date.

                                   ARTICLE VI

               PROVISION FOR TREATMENT OF SECURED CLAIMS (CLASS 2)

                  6.1 Treatment of Secured Claims: On the Effective Date, each holder of an Allowed Secured Claim shall receive one of the following distributions: (a) the payment of such holder's Allowed Secured Claim in full, in Cash; (b) the sale or disposition proceeds of the property securing any Allowed Secured Claim to the extent of the value of their respective interests in such property; (c) the surrender to the holder or holders of any Allowed Secured Claim of the property securing such Claim; or (d) such other distributions as shall be necessary to satisfy the requirements of chapter 11 of the Bankruptcy Code. The manner and treatment of each Allowed Secured Claim shall be determined by the Debtors, in their sole and absolute discretion, on or before the Confirmation Date, and upon notice to each Creditor holding a Secured Claim.

                                  ARTICLE VII

                PROVISION FOR TREATMENT OF BANK CLAIMS (CLASS 3)

                  7.1 Allowance of Bank Claims: On the Effective Date, the Bank Claims shall be deemed allowed in the aggregate amount of Eight Hundred Forty Nine Million Nine Hundred Five Thousand One Hundred Sixty One Dollars and Sixty-Three Cents ($849,905,161.63) plus accrued and unpaid interest relating to the period up to but not including the Petition Date in the amount of Seven Million Nine Hundred Ninety One Thousand Forty Four Dollars and Five Cents ($7,991,044.05).

                  7.2 Treatment of Allowed Bank Claims: Commencing on the Effective Date, each holder of an Allowed Bank Claim shall be entitled to receive distributions in an amount equal to (a) such holder's Pro Rata Share of the Bank Cash Amount, and (b) the aggregate number of Litigation Trust Interests equal to such holder's Pro Rata Share of the Bank Interest Amount.

                  7.3 Payment of Senior Creditor Cash: On the Effective Date, the Debtors shall pay to the Agent and such holders of Allowed Bank Claims which have incurred fees and expenses in connection with the negotiation and preparation of the Plan, an amount equal to the fees and expenses incurred by the Agent by and on behalf of the holders of Allowed Bank Claims and such holders of Allowed Bank Claims, as the case may be, during the period from Petition Date up to and including the Effective Date.

                  7.4 Limitation on Recovery: Notwithstanding anything contained herein to the contrary, including, without limitation, the distributions to be made to a holder of an Allowed Bank Claim in accordance with Section 7.2 hereof, in the event that the sum of (a) the distributions of Net Bank Cash Amount and
(b) the distributions from the Litigation Trust to such holder are equal to one hundred percent (100%) of such holder's Allowed Bank Claim, then, the Litigation Trust Interests attributable to such holder shall be deemed redistributed to holders of Allowed Claims and Allowed Equity Interests in accordance with the provisions of Section 32.12 of the Plan and the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

                                  ARTICLE VIII

                     PROVISION FOR TREATMENT OF SENIOR NOTE
                                CLAIMS (CLASS 4)

                  8.1 Allowance of Certain Senior Note Claims: On the Effective Date, the Senior Note Claims arising under or relating to the 9.35% Notes and the 7.7% Notes shall be deemed allowed in the aggregate amounts of One Hundred Twenty-Five Million Dollars ($125,000,000.00) and One Hundred Million Dollars ($100,000,000.00), respectively, plus accrued and unpaid interest relating to the period up to but not including the Petition Date.

                  8.2 Treatment of Allowed Senior Note Claims: Commencing on the Effective Date, each holder of an Allowed Senior Note Claim shall be entitled to receive distributions in an amount equal to (a) such holder's Pro Rata Share of the Senior Note Cash Amount, and (b) the aggregate number of Litigation Trust Interests equal to such holder's Pro Rata Share of the Senior Note Interest Amount.

                  8.3 Payment of Senior Creditor Cash: On the Effective Date, the Debtors shall pay to the Senior Indenture Trustee and such holders of Allowed Senior Note Claims arising under the Senior Notes which have incurred fees and expenses in connection with the negotiation and preparation of the Plan, an amount equal to the fees and expenses incurred by the Senior Indenture Trustee by and on behalf of holders of Allowed Senior Note Claims and such holders of Allowed Senior Note Claims, as the case may be, during the period from the Petition Date up to and including the Effective Date.

                  8.4 Payments to be Made to Senior Indenture Trustee: The payments and distributions to be made under the Plan to holders of Allowed Senior Note Claims arising under the Senior Note Indenture shall be made to the Senior Indenture Trustee, which, subject to any rights or claims of the Senior Indenture Trustee (such as claims for fees and reimbursement of expenses, including the fees and expenses of its advisors and counsel) under the Senior
Note Indenture, shall transmit such payments and distributions to holders of such Allowed Senior Note Claims. All payments to holders of Allowed Senior Note Claims arising under the Senior Note Indenture shall only be made to such Creditors after the surrender by such Creditors of the certificates representing such Senior Note Claim, or in the event that such certificate is lost, stolen, mutilated or destroyed, delivery of evidence satisfactory to the Senior Indenture Trustee and Reorganized UC of the loss, theft, mutilation or destruction of such certificate or, in Reorganized UC's sole discretion, an affidavit of such Creditor in accordance with Article 8 of the Uniform Commercial Code, or a surety bond, the amount and form of which shall be satisfactory to the Senior Indenture Trustee and Reorganized UC, from a surety company satisfactory to the Senior Indenture Trustee and Reorganized UC. Upon surrender of such certificates, the Senior Indenture Trustee shall cancel such Senior Notes and deliver such cancelled Senior Notes to Reorganized UC, or otherwise dispose of same as Reorganized UC may reasonably request. As soon as practicable after (a) surrender of certificates evidencing Allowed Senior Note Claims or (b) delivery of the affidavit or bond, the Senior Indenture Trustee shall distribute to the holders thereof such holder's Pro Rata Share in accordance with the respective rights of the Senior Indenture Trustee and such holder under the terms of the Senior Notes Indenture. If such Creditor has not complied with the provisions hereof within one (1) year following the Effective Date, such Creditor shall be deemed to have no further Claim against the Debtors, the Debtors' estates or Reorganized UC. As soon as practicable after the date which is one (1) year following the Effective Date of the Plan, the Senior Indenture Trustee shall deliver to Reorganized UC the distributions which a Creditor holding an Allowed Senior Note Claim arising under the Senior Note Indenture would have received had such Creditor surrendered such certificate evidencing such Senior Note Claim to Reorganized UC, and, upon such delivery, the Senior Indenture Trustee shall have no further responsibility with respect to the Senior Indenture or the provisions of the Plan.

                  8.5 Closing of Transfer Ledgers for Senior Notes: At the close of business on the Record Date, the transfer ledgers for the Senior Notes shall be closed, and thereafter there shall be no further registrations or other changes in the holders of any of the Senior Notes on the books of United Companies (or of any indenture trustee, transfer agents or registrars it may have employed in connection therewith), and the Debtors shall have no obligation to recognize any transfer of the Senior Notes occurring thereafter (but shall be entitled instead to recognize and deal with, for all purposes under the Plan, except as otherwise provided herein, only those holders reflected on its books as of the Effective Date).

                  8.6 Limitation on Recovery: Notwithstanding anything contained herein to the contrary, including, without limitation, the distributions to be made to a holder of an Allowed Senior Note Claim in accordance with Section 8.2 hereof, in the event that the sum of (a) the distributions of Net Senior Note Cash Amount and (b) the distributions from the Litigation Trust to such holder are equal to one hundred percent (100%) of such holder's Allowed Senior Note Claim, then, the Litigation Trust Interests attributable to such holder shall be deemed redistributed to holders of Allowed Claims and Allowed Equity Interests in accordance with the provisions of Section 32.12 of the Plan and the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

                                   ARTICLE IX

                           PROVISION FOR TREATMENT OF
                       GENERAL UNSECURED CLAIMS (CLASS 5)

                  9.1 Treatment of General Unsecured Claims: Commencing on the Effective Date, each holder of an Allowed General Unsecured Claim shall be entitled to receive distributions (a) in an aggregate amount equal to thirty-two percent (32%) of such holder's Allowed General Unsecured Claim and (b) equal to such holder's Pro Rata Share of the General Unsecured Interest Amount. The receipt and acceptance of distributions under the Plan by a holder of a Borrower Litigation Claim or its successors or assigns shall constitute a full release and waiver of any and all claims which have been or may have been asserted for actions arising from or related to the origination or servicing of loans, moneys advanced or mortgages issued by the Debtors, including, without limitation, claims against the Debtors' successors and assigns for actions arising from or related to the period prior to the Effective Date.

                  9.2 Optional Arbitration of Borrower Litigation Claims: In the event that a Borrower Litigation Claim is not resolved prior to the Effective Date and the holder thereof does not receive distributions in accordance with the provisions of Section 9.1 of the Plan, such holder's Borrower Litigation Claim, wherever located, shall, at the election of such holder, be either (a) determined by the Bankruptcy Court in accordance with the provisions of Article XXVI hereof or (b) transferred to an arbitration panel located in or associated with the United States District Court for the Middle District of Louisiana for binding arbitration to determine the validity and amount of such Borrower Litigation Claim and such arbitration panel shall have sole and exclusive jurisdiction to determine the validity and amount of such Borrower Litigation Claim; provided, however, nothing contained herein limits, or in any way is intended to limit, Reorganized UC's ability to compromise and settle any Borrower Litigation Claim in accordance with the provisions of Section 26.1 of the Plan.

                  9.3 Foreclosure Actions. To the extent that the holder of a Borrower Litigation Claim (i) has asserted such Borrower Litigation Claim in the context of, and as a counterclaim to, a foreclosure action commenced by the Debtors or their successors and assigns and (ii) receives a distribution under the Plan pursuant to Sections 9.1 or 9.4 thereof, such holder of a Borrower Litigation Claim shall be deemed to have received such distribution in full and complete satisfaction of any Borrower Litigation Claim that such holder may have against any of the Debtors and their successors and assigns and in consideration for the entry of a judgment in favor of the Debtors or their successors and assigns in connection with such foreclosure action.

                  9.4 Allowed Claims of One Thousand Dollars or More:
Notwithstanding the provisions of Section 9.1 of the Plan, any holder of an Allowed General Unsecured Claim whose Allowed General Unsecured Claim is more than One Thousand Dollars ($1,000.00), and who elects to reduce the amount of such Allowed Claim to One Thousand Dollars ($1,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article X hereof, in full settlement, satisfaction, release and discharge of such Allowed Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors.

                  9.5 Limitation on Recovery: Notwithstanding anything contained herein to the contrary, including, without limitation, the distributions to be made to a holder of an Allowed General Unsecured Claim in accordance with
Section 9.1 hereof, in the event that the sum of (a) the distributions of Cash in accordance with Section 9.1 hereof and (b) the distributions from the Litigation Trust to such holder are equal to one hundred percent (100%) of such holder's Allowed General Unsecured Claim, then, the Litigation Trust Interests distributed to such holder shall be deemed redistributed to holders of Allowed Claims and Allowed Equity Interests in accordance with the provisions of Section
32.12 of the Plan and the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

                                   ARTICLE X

                     PROVISIONS FOR TREATMENT OF CONVENIENCE
                                CLAIMS (CLASS 6)

                  10.1 Treatment of Convenience Claims: On the Effective Date, each holder of an Allowed Convenience Claim shall receive Cash in an amount equal to one hundred percent (100%) of such Allowed Convenience Claim.

                                   ARTICLE XI

                PROVISION FOR TREATMENT OF SUBORDINATED DEBENTURE
                                CLAIMS (CLASS 7)

                  11.1 Allowance of Certain Subordinated Debenture Claims: On the Effective Date, the Subordinated Debenture Claims arising under or relating to the Subordinated Debentures shall be deemed allowed in the aggregate amount of One Hundred Fifty Million Dollars ($150,000,000.00) plus accrued and unpaid interest relating to the period up to but not including the Petition Date.

                  11.2 Treatment of Allowed Subordinated Debenture Claims: On the Effective Date, each holder of an Allowed Subordinated Debenture Claim shall be entitled to receive such holder's Pro Rata Share of (a) Two Million Five Hundred Thousand Dollars ($2,500,000.00) and (b) three million (3,000,000) Litigation Trust Interests.

                  11.3 Contingent Distribution/Limitation on Recovery:
Notwithstanding anything contained herein to the contrary, in the event that (a) Litigation Trust Interests are deemed redistributed to a holder of an Allowed Subordinated Debenture Claim in accordance with the provisions of Sections 7.4,
8.6 and 9.5 hereof and (b) the sum of the distributions from the Litigation Trust to such holder are equal to one hundred percent (100%) of such holder's Allowed Subordinated Debenture Claim, then, the Litigation Trust Interests distributable to such holder shall be deemed redistributed to holders of Allowed Claims and Allowed Equity Interests in accordance with the provisions of Section
32.12 of the Plan and the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

                  11.4 Payments to be Made to Subordinated Indenture Trustee:
The payments and distributions to be made under the Plan to holders of Allowed Subordinated Debenture Claims arising under the Subordinated Indenture shall be made to the Subordinated Indenture Trustee, which, subject to any rights or claims of Subordinated Indenture Trustee (such as claims for fees and reimbursement of expenses, including the fees and expenses of its advisors and counsel) under the Subordinated Indenture, shall transmit such payments and distribution to holders of such Allowed Subordinated Debenture Claims. All payment to holders of Allowed Subordinated Debenture Claims arising under the Subordinated Indenture shall only be made to such Creditors after the surrender by such Creditor of the certificates representing such Subordinated Debenture Claim, or in the event that such certificate is lost, stolen, mutilated or destroyed, delivery of evidence satisfactory to the Subordinated Indenture Trustee and Reorganized UC of the loss, theft, mutilation or destruction of such certificate or, in Reorganized UC's sole discretion, an affidavit of such Creditor in accordance with Article 8 of the Uniform Commercial Code, or a surety bond, the amount and form of which shall be satisfactory to the Subordinated Indenture Trustee and Reorganized UC, from a surety company satisfactory to the Subordinated Indenture Trustee and Reorganized UC. Upon surrender of such certificates, the Subordinated Indenture Trustee shall cancel such Subordinated Debentures and deliver such cancelled Subordinated Debentures to Reorganized UC or otherwise dispose of same as Reorganized UC may reasonably request. As soon as practicable after (a) surrender of certificates evidencing Subordinated Debenture Claims or (b) delivery of the affidavit or bond, the Subordinated Indenture Trustee shall distribute to the holders thereof such holder's Pro Rata Share in accordance with the respective rights of the Subordinated Indenture Trustee and such holder under the terms of the Subordinated Indenture. If such Creditor has not complied with the provisions hereof within one (1) year following the Effective Date, such Creditor shall be deemed to have no further Claim against the Debtors, the Debtors' estates or Reorganized UC. As soon as practicable after the date which is one (1) year following the Effective Date of the Plan, the Subordinated Indenture Trustee shall deliver to Reorganized UC the distributions which a Creditor holding an Allowed Subordinated Debenture Claim arising under the Subordinated Indenture would have received had such Creditor surrendered such certificate evidencing such Subordinated Debenture Claim to Reorganized UC, and, upon such delivery, the Subordinated Indenture Trustee shall have no further responsibility with respect to the Subordinated Indenture or the provisions of the Plan.

                  11.5 Closing of Transfer Ledgers for Subordinated Debentures:
At the close of business on the Record Date, the transfer ledgers for the Subordinated Debentures shall be closed, and thereafter there shall be no further registrations or other changes in the holders of any of the Subordinated Debentures on the books of United Companies (or of any indenture trustee, transfer agents or registrars it may have employed in connection therewith), and the Debtors shall have no obligation to recognize any transfer of the Subordinated Debentures occurring thereafter (but be entitled instead to recognize and deal with, for all purposes under the Plan, except as otherwise provided herein, only those holders reflected on its books as of the Effective
Date).

                  11.6 Payment of Certain Fees and Expenses: On the Effective Date, the Debtors shall pay directly to such holders of Allowed Subordinated Debenture Claims arising under the Subordinated Debentures which have incurred fees and expenses in connection with the negotiation and preparation of the Plan, an amount equal to the fees and expenses incurred by such holders of Allowed Subordinated Debenture Claims during the period from the Petition Date up to and including August 10, 2000 up to the aggregate amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00).

                                  ARTICLE XII

        PROVISION FOR TREATMENT OF SUBORDINATED PENALTY CLAIMS (CLASS 8)

                  12.1 Treatment of Subordinated Penalty Claims: Commencing on the Effective Date, each holder of an Allowed Subordinated Penalty Claim shall be entitled to receive such holder's Pro Rata Share of Litigation Trust Interests to be deemed redistributed in accordance with the provisions of Sections 7.4, 8.6, 9.5 and 11.3 of the Plan.

                  12.2 Contingent Distribution/Limitation on Recovery: In the event that (a) Litigation Trust Interests are deemed redistributed to a holder of an Allowed Subordinated Penalty Claim in accordance with the provisions of Sections 7.4, 8.6, 9.5, 11.3 and 12.1 hereof and (b) the sum of the distributions from the Litigation Trust to such holder are equal to one hundred percent (100%) of such holder's Allowed Subordinated Penalty Claim, then the Litigation Trust Interests distributable to such holder shall be deemed redistributed to holders of Allowed Claims and Allowed Equity Interests in accordance with the provisions of Section 32.12 of the Plan and the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

                                  ARTICLE XIII

           PROVISION FOR TREATMENT OF PRIDE EQUITY INTERESTS (CLASS 9)

                  13.1 Conversion of Pride Equity Interests: On the Effective Date, each Pride Equity Interest shall be deemed to be converted to two (2) shares of common stock of United Companies for each Pride Equity Interest.

                  13.2 Treatment of Pride Equity Interests: On the Effective Date, each holder of an Allowed Pride Equity Interest shall receive such holder's Pro Rata Share of distributions in accordance with provisions of
Section 14.3 of the Plan.

                                  ARTICLE XIV

     PROVISION FOR TREATMENT OF STATUTORILY SUBORDINATED CLAIMS (CLASS 10A)
            AND UNITED COMPANIES COMMON EQUITY INTERESTS (CLASS 10B)

                  14.1 Cancellation of Existing Equity Interests: On the Effective Date, all United Companies Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

                  14.2 Treatment of Statutorily Subordinated Claims: On the Effective Date, each holder of an Allowed Statutorily Subordinated Claim shall receive such holder's Pro Rate Share of the Statutorily Subordinated Claim Percentage of three million (3,000,000) Litigation Trust Interests.

                  14.3 Treatment of United Companies Common Equity Interests: On the Effective Date, each holder of an Allowed United Companies Common Equity Interests shall receive such holder's Pro Rata Share of the Equity Interest Percentage of three million (3,000,000) Litigation Trust Interests.

                  14.4 Contingent Distribution/Limitation on Recovery:
Notwithstanding anything contained herein to the contrary, in the event that (a) Litigation Trust Interests are deemed redistributed to a holder of an Allowed Statutorily Subordinated Claim in accordance with the provisions of Sections 7.4, 8.6, 9.5 and 11.3 hereof and (b) the sum of the distributions from the Litigation Trust to such holder are equal to one hundred percent (100%) of such holder's Allowed Statutorily Subordinated Claim then, the Litigation Trust Interests distributable to such holder shall be deemed redistributed to holders of Allowed United Companies Equity Interests in accordance with the provisions of the documents, instruments and agreements governing such Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

                                   ARTICLE XV

                        PROVISION FOR TREATMENT OF ADOBE
                       COMMON EQUITY INTERESTS (CLASS 11)

                  15.1 Cancellation of Adobe Common Equity Interest: On the Effective Date, (a) all Adobe Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof; provided, however, that, in the event that the Alternative Residual Sale Transaction is consummated through a stock purchase agreement, the provisions of Section 37.3 of the Plan shall apply and the Adobe Common Equity Interests shall be transferred to the relevant purchaser in accordance with the Alternative Residual Sale Transaction.

                                  ARTICLE XVI

                   PROVISION FOR TREATMENT OF ADOBE FINANCIAL
                       COMMON EQUITY INTERESTS (CLASS 12)

                  16.1 Cancellation of Adobe Financial Common Equity Interest:
On the Effective Date, (a) all Adobe Financial Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and
(b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof; provided, however, that, in the event that the Alternative Residual Sale Transaction is consummated through a stock purchase agreement, the provisions of Section 37.3 of the Plan shall apply and the Adobe Financial Common Equity Interests shall be transferred to the relevant purchaser in accordance with the Alternative Residual Sale Transaction.

                                  ARTICLE XVII

                      PROVISION FOR TREATMENT OF GINGER MAE
                       COMMON EQUITY INTERESTS (CLASS 13)

                  17.1 Cancellation of Ginger Mae Common Equity Interests: On the Effective Date, (a) all Ginger Mae Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof.

                                 ARTICLE XVIII

                    PROVISION FOR TREATMENT OF GOPHER EQUITY
                       COMMON EQUITY INTERESTS (CLASS 14)

                  18.1 Cancellation of Gopher Equity Common Equity Interests: On the Effective Date, (a) all Gopher Equity Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and
(b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof; provided, however, that, in the event that the Alternative Residual Sale Transaction is consummated through a stock purchase agreement, the provisions of Section 37.3 of the Plan shall apply and the Gopher Equity Common Equity Interests shall be transferred to the relevant purchaser in accordance with the Alternative Residual Sale Transaction.

                                  ARTICLE XIX

                       PROVISION FOR TREATMENT OF PELICAN
                       COMMON EQUITY INTERESTS (CLASS 15)

                  19.1 Cancellation of Pelican Common Equity Interests: On the Effective Date, (a) all Pelican Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof; provided, however, that, in the event that the Alternative Residual Sale Transaction is consummated through a stock purchase agreement, the provisions of Section 37.3 of the Plan shall apply and the Pelican Common Equity Interests shall be transferred to the relevant purchaser in accordance with the Alternative Residual Sale Transaction.

                                   ARTICLE XX

                  PROVISION FOR TREATMENT OF SOUTHERN MORTGAGE
                       COMMON EQUITY INTERESTS (CLASS 16)

                  20.1 Cancellation of Southern Mortgage Common Equity
Interests: On the Effective Date, (a) all Southern Mortgage Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof.

                                  ARTICLE XXI

                        PROVISION FOR TREATMENT OF UNICOR
                       COMMON EQUITY INTERESTS (CLASS 17)

                  21.1 Cancellation of Unicor Common Equity Interests: On the Effective Date, (a) all Unicor Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof.

                                  ARTICLE XXII

                    PROVISION FOR TREATMENT OF UNITED FUNDING
                       COMMON EQUITY INTERESTS (CLASS 18)

                  22.1 Cancellation of United Funding Common Equity Interests:
On the Effective Date, (a) all United Funding Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and
(b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof.

                                 ARTICLE XXIII

                 PROVISION FOR TREATMENT OF UNITED LENDING CORP.
                       COMMON EQUITY INTERESTS (CLASS 19)

                  23.1 Cancellation of United Lending Corp. Common Equity
Interests: On the Effective Date, (a) All United Lending Corp. Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof; provided, however, that, in the event that an Alternative Residual Sale Transaction occurs through consummation of a stock purchase agreement, at the discretion of the highest or best offeror, (1) the Equity Interests represented by United Lending

Corp. Common Equity Interests shall be extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (2) the certificates representing Reorganized UC Lending Common Stock shall be issued to such higher or better offeror in accordance with the terms and conditions of the Alternative Residual Sale Agreement.

                                  ARTICLE XXIV

                 PROVISION FOR TREATMENT OF UNITED LENDING GROUP
                       COMMON EQUITY INTERESTS (CLASS 20)

                  24.1 Cancellation of United Lending Group Common Equity
Interests: On the Effective Date, (a) all United Lending Group Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof.

                                  ARTICLE XXV

                  PROVISION FOR TREATMENT OF UNITED CREDIT CARD
                       COMMON EQUITY INTERESTS (CLASS 21)

                  25.1 Cancellation of United Credit Card Common Equity
Interests: On the Effective Date, (a) all United Credit Card Common Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof.

                                  ARTICLE XXVI

           PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS UNDER THE PLAN

                  26.1 Objections to Claims; Prosecution of Disputed Claims: The Debtors' Reorganized UC or the Plan Administrator shall object to the allowance of Claims or Equity Interests filed with the Bankruptcy Court with respect to which they dispute liability or allowance in whole or in part. All objections shall be litigated to Final Order; provided, however, that Reorganized UC (within such parameters as may be established by the Board of Directors of Reorganized UC) shall have the authority to file, settle, compromise or withdraw any objections to Claims or Equity Interests, without approval of the Bankruptcy Court. Unless otherwise ordered by the Bankruptcy Court, the Debtors' Reorganized UC or the Plan Administrator shall file and serve all objections to Claims or Equity Interests as soon as practicable, but in no event later than the Effective Date or such later date as may be approved by the Bankruptcy Court.

                  26.2 Estimation of Claims: The Debtors, Reorganized UC or the Plan Administrator may at any time request that the Bankruptcy Court estimate any contingent or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether the Debtors' Reorganized UC or the Plan Administrator previously have objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection. Subject to the provisions of section 502(j) of the Bankruptcy Code, in the event that the Bankruptcy Court estimates any contingent or Disputed Claim, the amount so estimated shall constitute the allowed amount of such Claim. If the estimated amount constitutes a maximum limitation on the amount of such Claim, the Debtors' Reorganized UC or the Plan Administrator may pursue supplementary proceedings to object to the allowance of such Claim. All of the aforementioned objection, estimation and resolution procedures are intended to be cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.

                  26.3 Payments and Distributions on Disputed Claims: At such time as a Disputed Claim becomes, in whole or in part, an Allowed Claim, the Plan Administrator shall distribute to the holder thereof the distributions, if any, to which such holder is then entitled under the Plan. Such distribution, if any, shall be made as soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Disputed Claim becomes a Final Order but in no event more than thirty (30) days thereafter. No interest shall be paid on Disputed Claims that later become Allowed or with respect to any distribution to such holder. No distribution shall be made with respect to all or any portion of any Disputed Claim pending the entire resolution thereof in the manner prescribed in Section 26.1 hereof.

                                 ARTICLE XXVII

                              THE LITIGATION TRUST

                  27.1 Establishment of the Trust: On the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10 shall execute the Litigation Trust Agreement and shall take all other steps necessary to establish the Litigation Trust. On the Effective Date, and in accordance with and pursuant to the terms of Section 27.4 of the Plan, the Debtors shall transfer to the Litigation Trust all of their right, title, and interest in the Litigation Trust Claims. In connection with the above-described rights and causes of action, any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Litigation Trust shall vest in the Litigation Trustee and its representatives, and the Debtors and the Litigation Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges.

                  27.2 Purpose of the Litigation Trust: The Litigation Trust shall be established for the sole purpose of liquidating its assets, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

                  27.3 Funding Expenses of the Litigation Trust: In accordance with the Litigation Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall transfer One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) to the Litigation Trust. The Debtors and Reorganized UC shall have no further obligation to provide any funding with respect to the Litigation Trust.

                  27.4 Transfer of Assets:

                        (a) The transfer of the Litigation Trust Claims to the Litigation Trust shall be made, as provided herein, for the benefit of the holders of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10 in each case, only to the extent such holders in such Classes are entitled to distributions under the Plan. In this regard, in partial satisfaction of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10 the Litigation Trust Claims will be transferred to such holders of Allowed Claims and Allowed Equity Interests, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10, respectively, the Debtors shall transfer such Litigation Trust Claims to the Litigation Trust in exchange for Litigation Trust Interests for the benefit of holders of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10, respectively, in accordance with the Plan. Upon the transfer of the Litigation Trust Claims, the Debtors shall have no interest in or with respect to the Litigation Trust Claims or the Litigation Trust.

                        (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Litigation Trustee and the beneficiaries of the Litigation Trust) shall treat the transfer of assets to the Litigation Trust in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10, respectively, followed by a transfer by such holders to the Litigation Trust and the beneficiaries of the Litigation Trust shall be treated as the grantors and owners thereof.

                  27.5 Valuation of Assets: As soon as possible after the Effective Date, but in no event later than thirty (30) days thereafter, the Litigation Trust Board shall inform, in writing, the Litigation Trustee of the

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

value of the assets transferred to the Litigation Trust, based on the good faith determination of the Litigation Trust Board, and the Litigation Trustee shall apprise, in writing, the beneficiaries of the Litigation Trust of such valuation. The valuation shall be used consistently by all parties (including the Debtors, Reorganized UC, the Litigation Trustee and the beneficiaries of the Litigation Trust) for all federal income tax purposes.

                  27.6 Litigation of Assets; Responsibilities of Litigation
Trustee:

                        (a) The Litigation Trustee, upon direction by the Litigation Trust Board and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Litigation Trust, make timely distributions and not unduly prolong the duration of the Litigation Trust. The liquidation of the Litigation Trust Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Litigation Trustee, upon direction by the Litigation Trust Board, shall have the absolute right to pursue or not to pursue any and all claims, rights, or causes of action, as it determines is in the best interests of the beneficiaries of the Litigation Trust, including, without limitation, taking into account the indemnification and contribution obligations of Reorganized UC and the diminution in value of Reorganized UC, and consistent with the purposes of the Litigation Trust, and shall have no liability for the outcome of its decision. The Litigation Trustee may incur any reasonable and necessary expenses in liquidating and converting the assets to Cash.

                        (b) The Litigation Trustee shall be named in the Confirmation Order or in the Litigation Trust Agreement and shall have the power
(i) to prosecute for the benefit of the Litigation Trust all claims, rights and causes of action transferred to the Litigation Trust (whether such suits are brought in the name of the Litigation Trust or otherwise), and (ii) to otherwise perform the functions and take the actions provided for or permitted herein or in any other agreement executed by the Litigation Trustee pursuant to the Plan. Any and all proceeds generated from such claims, rights, and causes of action shall be the property of the Litigation Trust.

                  27.7 Investment Powers: The right and power of the Litigation Trustee to invest assets transferred to the Litigation Trust, the proceeds thereof, or any income earned by the Litigation Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 26.8 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Litigation Trustee may expend the assets of the Litigation Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Litigation Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Litigation Trust Agreement; and, provided, further, that, under no circumstances, shall the Litigation Trust segregate the assets of the Litigation Trust on the basis of classification of the holders of Litigation Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof.

                  27.8 Annual Distribution; Withholding:

                        (a) Annual Distributions: Except as provided in Section 27.8(b) hereof, the Litigation Trustee shall distribute at least annually to the holders of Litigation Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Litigation Trustee shall not be obligated to make any such distributions unless the aggregate amount of any such distributions is equal to or greater than One Million Dollars ($1,000,000.00); and, provided, further, that the Litigation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Litigation Trust or in respect of the assets of the Litigation Trust or the escrow created in accordance with Section 27.14 hereof), and (iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Litigation Trust Agreement. All such distributions shall be pro rata based on the number of Litigation Trust Interests held by a holder compared with the aggregate number of Litigation Trust Interests outstanding, subject to the terms of the Plan and the Litigation Trust Agreement; provided, further, that of the net amount distributable, the Litigation Trustee shall transfer to an escrow, in accordance with Section 27.14 hereof, such amounts as would be distributable in respect of Disputed Claims and Disputed Equity Interests (treating such Claims and Equity Interests, for this purpose, as if they were Allowed Claims or Allowed Equity Interests, respectively). The Litigation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Litigation Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

                        (b) Allocation of Distributions: Distributions of net Litigation Trust proceeds shall be made in the following order of priority and amount:

                           (i) First, an aggregate amount of Ten Million Dollars
($10,000,000.00) to holders of Allowed Bank Claims, Allowed Senior Note Claims and Allowed General Unsecured Claims in accordance with their respective Pro Rata Share of Litigation Trust Interests; and

                           (ii) Second, to each holder of Litigation Trust
Interest in accordance with such holder's Pro Rata Share thereof.

                  27.9 Reporting Duties:

                        (a) Federal Income Tax: Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Litigation Trustee of a private letter ruling if the Litigation Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Litigation Trustee), the Litigation Trustee shall file returns for the Litigation Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Litigation Trustee shall also annually send to each holder of a Litigation Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns.

                        (b) Allocations of Litigation Trust Taxable Income:
Allocations of Litigation Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Litigation Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Litigation Trust Interests (treating any holder of a Disputed Claim or a Disputed Equity Interest, for this purpose, as a current holder of a Litigation Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Litigation Trust (including all distributions held in escrow pending the resolution of Disputed Claims and Disputed Equity Interests). Similarly, taxable loss of the Litigation Trust will be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Litigation Trust Claims. The tax book value of the Litigation Trust Claims for this purpose shall equal their fair market value on the Effective Date or, if later, the date such assets were acquired by the Litigation Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                        (c) Other: The Litigation Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Litigation Trust, including, without limitation, all statements, returns and disclosures relating to the escrow to be established pursuant to Section 27.14 hereof, that are required by any governmental unit.

                  27.10 Trust Implementation: On the Effective Date, the Litigation Trust will be established and become effective for the benefit of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10. The Litigation Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Litigation Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Litigation Trustee and holders of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10 shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Litigation Trust.

                  27.11 Registry of Beneficial Interests: The Litigation Trustee shall maintain a registry of the holders of Litigation Trust Interests.

                  27.12 Termination: The Litigation Trust will terminate no later than the third (3rd) anniversary of the Effective Date; provided, however, that, on or prior to the date six (6) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Litigation Trust if it is necessary to the liquidation of the Litigation Trust Claims. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least six (6) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years, unless the Litigation Trustee receives a favorable ruling from the IRS that any further extension would not adversely affect the status of the Litigation Trust as a grantor trust for federal income tax purposes.

                  27.13 Net Litigation Trust Recovery/Affirmative Obligations:

                        (a) Net Judgment: Notwithstanding anything contained herein to the contrary, in the event that a defendant in a litigation brought by the Litigation Trustee for and on behalf of the Litigation Trust (i) is required by a Final Order to make payment to the Litigation Trust (the "Judgment Amount"), and (ii) has a right of setoff under section 553 of the Bankruptcy Code or applicable non-bankruptcy law, has a claim for contribution, indemnification or reimbursement or has incurred costs and expenses which would give rise to an enforceable claim against the Debtors or Reorganized UC, as the case may be (the aggregate amount of all such rights, claims, costs and expenses being referred to herein as the "Indemnified/Contribution Amount"), (x) such defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Indemnified/Contribution Amount, (y) none of the Litigation Trust, the holders or beneficiaries of the Litigation Trust Interests shall be entitled to assert a claim against the Debtors or Reorganized UC with respect to the Indemnified/Contribution Amount, and (z) the Debtors and Reorganized UC shall have no liability with respect to such Indemnified/Contribution Amount.

                        (b) Affirmative Obligations: Notwithstanding anything contained herein to the contrary, in the event that a defendant in a litigation brought by the Litigation Trustee for and on behalf of the Litigation Trust (1) has an Indemnified/Contribution Amount and (2) the Indemnified/Contribution Amount is in excess of the Judgment Amount, if any, (i) the Judgment Amount shall be offset against the Indemnified/Contribution Amount and shall not be paid to the Litigation Trust by such defendant, (ii) the Litigation Trust shall reimburse Reorganized UC immediately for the payment of the difference between the Indemnified/Contribution Amount and any Judgment Amount, (iii), none of the Litigation Trust, the holders or beneficiaries of the Litigation Trust Interests shall be entitled to assert a claim against the Debtors or Reorganized UC with respect to the Indemnified/Contribution Amount, and (iv) the Debtors and Reorganized UC shall have no liability with respect to such Indemnified/Contribution Amount.

                  27.14 Escrow on Account of Disputed Claims and Disputed Equity
Interests:

                        (a) General: The Litigation Trustee shall maintain, in accordance with the Litigation Trustee's powers and responsibilities under this
Article XXVII and the Litigation Trust Agreement, an escrow of any distributable amounts required to be set aside on account of Disputed Claims and Disputed Equity Interests pursuant to Section 27.8. Such amounts (net of any expenses, including any taxes, of the escrow relating thereto) shall be distributed, as provided herein, as such Disputed Claims and Disputed Equity Interests are resolved by Final Order, and shall be distributable in respect of such Litigation Trust Interests as such amounts would have been distributable had the Disputed Claims and Disputed Equity Interests been Allowed Claims and Allowed Equity Interests, respectively, as of the Effective Date. There shall be distributed together with such amounts any net earnings of the escrow related thereto. Distributions from the escrow shall be made at least annually concurrent with other distributions from the Litigation Trust.

                        (b) Taxable Income of Litigation Trust Allocable to Disputed Claims and Disputed Equity Interests: As more fully set forth in
Section 27.14(c), the escrow shall be responsible for payment of certain taxes attributable to the taxable income of the Litigation Trust allocable to Litigation Trust Interests relating to such Disputed Claims and Disputed Equity Interests. In the event, and to the extent the escrow has insufficient funds to pay such taxes (or no escrow has been established at such time due to the absence of any distributable proceeds pursuant to Section 27.8), such taxes shall be borne by the Litigation Trust and either (i) reimbursed by the escrow from any subsequent amounts transferred by the Litigation Trustee to the escrow pursuant to Section 27.8 hereof in respect of such Disputed Claims and Disputed Equity Interests or (ii) to the extent such Claims and Equity Interests have subsequently been resolved, may be deducted from any increased amounts distributable by the Litigation Trust as a result of the resolutions of such Claims on a fair and equitable basis.

                        (c) Tax Treatment of Escrow: Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Litigation Trustee of a private letter ruling if the Litigation Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Litigation Trustee), and except as otherwise provided in Section 27.9(d) hereof, the Litigation Trustee shall (i) treat the escrow as a discrete trust for federal income tax purposes, consisting of separate and independent shares to be established in respect of each Disputed Claim and Disputed Equity Interest, in accordance with the trust provisions of the IRC (Sections 641 et seq.), (ii) treat as taxable income or loss of the escrow with respect to any given taxable year the portion of the taxable income or loss of the Litigation Trust that would have been allocated to the holders of Disputed Claims and Disputed Equity Interests had such Claims and Equity Interests been Allowed on the Effective Date (but only for the portion of the taxable year with respect to which such Claims and Equity Interests are unresolved), (iii) treat as a distribution from the escrow any increased amounts distributed by the Litigation Trust as a result of any Disputed Claims and Disputed Equity Interests resolved earlier in the taxable year, to the extent such distributions relate to taxable income or loss of the escrow determined in accordance with the provisions hereof, and (iv) to the extent permitted by applicable law, shall report consistent with the foregoing for state and local income tax purposes. All holders of Allowed Claims and Allowed Equity Interests in Classes 3, 4, 5, 7, 8, 9 and 10 shall report, for tax purposes, consistent with the foregoing.

                  27.15 Non-Transferability: Upon issuance thereof, the Litigation Trust Interests shall be non-transferable except through descent or distribution.

                                 ARTICLE XXVIII

                    PROSECUTION OF CLAIMS HELD BY THE DEBTORS

                  28.1 Prosecution of Claims: Except with respect to Litigation Trust Claims, from and after the Confirmation Date, Reorganized UC shall, as a representative of the estates of the Debtors, litigate any avoidance or recovery actions under sections 544, 545, 547, 548, 549, 550, 551 and 553 of the
Bankruptcy Code and any other causes of action, rights to payments of claims that belong to the Debtors or Debtors in Possession, that may be pending on the Confirmation Date or instituted by Debtors thereafter, to a Final Order, and Reorganized UC may compromise and settle such claims, without approval of the Bankruptcy Court (but with approval of, or within parameters established by, the Board of Directors of Reorganized UC). The net proceeds of any such litigation or settlement (after satisfaction of all costs and expenses incurred in connection therewith) shall be remitted to the Disbursing Agent for inclusion in Creditor Cash.

                  28.2 Net Payment by Defendants: Notwithstanding anything to the contrary herein, in the event that a defendant in a litigation of the kind described in Section 28.1 hereof is required by a Final Order to make payment (a "Disgorgement Payment") to Reorganized UC, and such Disgorgement Payment (if so made) would give rise to a Claim, (a) such defendant will be required to pay (a "Net Payment") in Cash (and will have no Claim in respect thereof) only the excess, if any, of (i) the amount of such Disgorgement Payment over (ii) the fair market value of the distributions ("Initial Distributions") on such Claim pursuant to this Plan that would have been received by such defendant if such defendant had made such Disgorgement Payment (which fair market value shall be determined as of the date of such Net Payment by agreement between Reorganized UC and such defendant, or by Final Order) and (b) if any distributions ("Subsequent Distributions") are made hereunder after such defendant makes such Net Payment, such defendant shall receive such defendant's Pro Rata Share of such Subsequent Distributions (or, at Reorganized UC's election, the fair market value thereof determined as of the date of such Subsequent Distributions by agreement between Reorganized UC and such defendant, or by Final Order), which Pro Rata Share shall be calculated as if such defendant had made such Disgorgement Payment and received Initial Distributions in respect thereof.

                                  ARTICLE XXIX

              ACCEPTANCE OR REJECTION OF PLAN; EFFECT OF REJECTION
               BY ONE OR MORE CLASSES OF CLAIMS OR EQUITY INTEREST

                  29.1 Impaired Classes to Vote: Each holder of a Claim or Equity Interest in an impaired Class shall be entitled to vote separately to accept or reject the Plan.

                  29.2 Acceptance by Class of Creditors and Holders of Equity
Interests: An impaired Class of holders of Claims shall have accepted the Plan if the Plan is accepted by at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have voted to accept or reject the Plan. An impaired Class of holders of Equity Interests shall have accepted the Plan if the Plan is accepted by at least two-thirds (2/3) in amount of the Allowed Equity Interests of such Class that have voted to accept or reject the Plan.

                  29.3 Cramdown: In the event that any impaired Class of Claims or Equity Interests shall fail to accept the Plan in accordance with section 1129(a) of the Bankruptcy Code, the Debtors reserves the right to request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code or amend the Plan.

                                  ARTICLE XXX

                  IDENTIFICATION OF CLAIMS AND EQUITY INTERESTS
                      IMPAIRED AND NOT IMPAIRED BY THE PLAN

                  30.1 Impaired and Unimpaired Classes: Claims in Classes 1 and 2 of the Plan are not impaired under the Plan. Claims and Equity Interests in Classes 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21
are impaired under the Plan.

                  30.2 Impaired Classes to Vote on Plan: The Claims and Equity Interests included in Classes 3, 4, 5, 6, 7, 8, 9 and 10 of the Plan are impaired and are therefore entitled to vote to accept or reject the Plan. The Claims and Equity Interests included in Classes 11, 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21 of the Plan are deemed to have rejected the Plan in accordance with the provisions of section 1126 (g) of the Bankruptcy Code.

                  30.3 Controversy Concerning Impairment: In the event of a controversy as to whether any Class of Claims or Equity Interests is impaired under the Plan, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

                                  ARTICLE XXXI

                        PROVISIONS FOR THE ESTABLISHMENT
                    AND MAINTENANCE OF DISBURSEMENT ACCOUNTS

                  31.1 Establishment of Disbursement Account: On or before the Effective Date, the Debtors shall establish one or more segregated bank accounts in the name of Reorganized UC as Disbursing Agent under the Plan, which accounts shall be trust accounts for the benefit of Creditors pursuant to the Plan and utilized solely for the investment and distribution of Cash consistent with the terms and conditions of the Plan. On or before the Effective Date, the Debtors shall deposit into such Disbursement Account(s) all Cash and Cash Equivalents of the Debtors (other than those amounts of Cash held (i) by the Debtors in accounts for and on account of escrow payments to be made on behalf of borrowers and (ii) in accounts for and on behalf of securitization trustees and relating to principal and interest payments made by borrowers), less the sum of Fifteen Million Dollars ($15,000,000.00) or such other amount reasonably determined by the Debtors on or prior to the Confirmation Date as necessary to fund the ongoing operations of Reorganized UC during the period up to and including the Transfer Date.

                  31.2 Maintenance of Disbursement Account(s): Disbursement Account(s) shall be maintained at one or more domestic banks or financial institutions of Reorganized UC's choice having a shareholder's equity or equivalent capital of not less than One Hundred Million ($100,000,000.00). Reorganized UC shall invest Cash in Disbursement Account(s) in Cash Equivalents; provided, however, that sufficient liquidity shall be maintained in such account or accounts to (a) make promptly when due all payments upon Disputed Claims if, as and when they become Allowed Claims and (b) make promptly when due the other payments provided for in the Plan.

                                 ARTICLE XXXII

                       PROVISIONS REGARDING DISTRIBUTIONS

                  32.1 Time and Manner of Payments: Payments under the Plan shall be made to each holder of an Allowed Unsecured Claim as follows:

                        (a) Initial Payments: On or as soon as practicable after the Effective Date, the Disbursing Agent shall distribute, or cause to be distributed, to the Plan Administrator on behalf of holders of Disputed Claims, and to each holder of (i) an Allowed Bank Claim, (ii) an Allowed Senior Note Claim, (iii) an Allowed General Unsecured Claim and (iv) an Allowed Subordinated Debenture Claim, such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, VIII, IX and XI hereof, respectively.

                        (b) Quarterly Payments: On the first (1st) Business Day that is after the close of one full calendar quarter following the date of the initial Effective Date distributions, and, thereafter, on each first (1st) Business Day following the close of calendar quarters, the Disbursing Agent shall distribute, or cause to be distributed, to the Plan Administrator on behalf of holders of Disputed Claims, and to each holder of (i) an Allowed Bank Claim, (ii) an Allowed Senior Note Claim, (iii) an Allowed General Unsecured Claim and (iv) an Allowed Subordinated Debenture Claim, an amount equal to such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, VIII, IX and XI hereof, until such time as there are not longer any potential Creditor Cash.

                  32.2 Timeliness of Payments: Any payments or distributions to be made by the Debtors pursuant to the Plan shall be deemed to be timely made if made within twenty (20) days after the dates specified in the Plan. Whenever any distribution to be made under this Plan shall be due on a day other than a Business Day, such distribution shall instead be made, without interest, on the immediately succeeding Business Day, but shall be deemed to have been made on the date due.

                  32.3 Distributions by the Disbursing Agent: All distributions under the Plan shall be made by the Disbursing Agent at the direction of the Plan Administrator. The Disbursing Agent shall be deemed to hold all property to be distributed hereunder in trust for the Persons entitled to receive the same. The Disbursing Agent shall not hold an economic or beneficial interest in such property.

                  32.4 Manner of Payment Under the Plan: Unless the Entity receiving a payment agrees otherwise, any payment in Cash to be made by Reorganized UC shall be made, at the election of Reorganized UC, by check drawn on a domestic bank or by wire transfer from a domestic bank.

                  32.5 Delivery of Distributions: Subject to the provisions of Rule 9010 of the Bankruptcy Rules, and except as provided in Sections 8.4 and
11.5 of the Plan, distributions and deliveries to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court unless superseded by the address set forth on proofs of claim filed by such holders, or at the last known address of such a holder if no proof of claim is filed or if the Debtors has been notified in writing of a change of address.

                  32.6 Undeliverable Distributions:

                        (a) Holding of Undeliverable Distributions: If any distribution to any holder is returned to Reorganized UC as undeliverable, no further distributions shall be made to such holder unless and until Reorganized UC is notified, in writing, of such holder's then-current address. Undeliverable distributions shall remain in the possession of Reorganized UC until such time as a distribution becomes deliverable. All Entities ultimately receiving undeliverable Cash shall not be entitled to any interest or other accruals of any kind. Nothing contained in the Plan shall require Reorganized UC to attempt to locate any holder of an Allowed Claim or an Allowed Equity Interest.

                        (b) Failure to Claim Undeliverable Distributions: On or about the second (2nd) anniversary of the Effective Date, Reorganized UC shall file a list with the Bankruptcy Court setting forth the names of those Entities for which distributions have been made hereunder and have been returned as undeliverable as of the date thereof. Any holder of an Allowed Claim or an Allowed Equity Interest that does not assert its rights pursuant to the Plan to receive a distribution within three (3) years from and after the Effective Date shall have its Claim or Equity Interest for such undeliverable distribution discharged and shall be forever barred from asserting any such Claim or Equity Interest against Reorganized UC or its property. In such case, any consideration held for distribution on account of such Claim or Equity Interest shall revert to Reorganized UC.

                  32.7 Compliance with Tax Requirements/Allocation: To the extent applicable, Reorganized UC shall comply with all tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan shall be subject to such withholding and reporting requirements. For tax purposes, distributions received in respect of Allowed Claims will be allocated first to the principal amount of such Claims, with any excess allocated to unpaid accrued interest.

                  32.8 Time Bar to Cash Payments: Checks issued by Reorganized UC on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days from and after the date of issuance thereof. Requests for reissuance of any check shall be made directly to Reorganized UC by the holder of the Allowed Claim with respect to which such check originally was issued. Any claim in respect of such a voided check shall be made on or before the later of
(a) the second (2nd) anniversary of the Effective Date or (b) ninety (90) days after the date of issuance of such check, if such check represents a final distribution hereunder on account of such Claim. After such date, all Claims in respect of voided checks shall be discharged and forever barred and Reorganized UC shall retain all moneys related thereto.

                  32.9 Distributions After Effective Date: Distributions made after the Effective Date to holders of Claims that are not Allowed Claims as of the Effective Date, but which later become Allowed Claims shall be deemed to have been made on the Effective Date.

                  32.10 Set-Offs: Reorganized UC may, pursuant to section 553 of the Bankruptcy Code or applicable nonbankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to the Plan on account thereof (before any distribution is made on account of such Claim), the claims, rights and causes of action of any nature that the Debtors or Reorganized UC may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a set-off nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or Reorganized UC of any such claims, rights and causes of action that the Debtors or Reorganized UC may possess against such holder; and, provided, further, that nothing contained herein is intended to limit the rights of any Creditor to effectuate a setoff prior to the Effective Date in accordance with the provisions of sections 362 and 553 of the Bankruptcy Code.

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

                  32.11 Termination of Certain Subordination Rights and Settlement of Related Claims and Controversies: The classification and manner of satisfying all Claims and Equity Interests under the Plan (i) take into consideration all contractual, legal and equitable subordination rights, whether arising under general principles of equitable subordination, sections 510(b) and
(c) of the Bankruptcy Code or otherwise, that a holder of a Claim or Equity Interest may have against other Claim or Equity Interest holders with respect to any distribution made pursuant to the Plan and (ii) are the result of discussions between the Debtors and other parties in interest and take into account their respective positions with respect to (a) the extent and validity of the Guaranty and (b) the objections of the Banks to the treatment of the Debtors' chapter 11 estates as substantively consolidated for purposes of the Plan, on the grounds that such treatment would result in severe prejudice to the Banks. Pursuant to Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided under the Plan, the provisions of this
Section 32.11 shall constitute a good faith compromise and settlement of all claims or controversies relating to the contractual, legal and subordination rights that a holder of a Bank Claim or a Senior Note Claim may have with respect to any Allowed Claim with respect thereto, or any distribution to be made on account of such an Allowed Claim. The entry of the Confirmation Order shall constitute the Bankruptcy Court's approval of the compromise or settlement of all such claims or controversies and the Bankruptcy Court's finding that such compromise or settlement is in the best interests of the Debtors, Reorganized UC, and their respective property and holders of Claims and is fair, equitable and reasonable. With respect to all other Claims, including, without limitation, Lending Subordinated Debenture Claims and Subordinated Debenture Claims, the provisions of the Plan regarding distributions with respect thereto apply all applicable contractual, legal and subordination rights that holders of Bank Claims and Senior Note Claims maintain and, from and after the Effective Date, the holders of Allowed Bank Claims and Allowed Senior Note Claims shall be entitled to rely upon the validity and enforceability of any such provisions in accordance with the provisions of section 510(a) of the Bankruptcy Code.

                  32.12 Post Petition Date Interest: Upon payment in full of all Allowed Claims, and prior to the deemed redistribution of Litigation Trust Interests to holders of Allowed Pride Equity Interests, Allowed Statutorily Subordinated Claims and Allowed United Companies Common Equity Interests, Litigation Trust Interests shall be deemed redistributed for and on behalf of holders of Allowed Claims, subject to the applicable legal and contractual rights of the respective holders thereof, for and on account of the payment of interest, accrued at the applicable contract or legal rate, for the period from the Petition Date up to and including the date on which a particular Allowed Claim shall have been paid in full.

                                 ARTICLE XXXIII

                                   COMMITTEES

                  33.1 Creditors' Committee Composition and Term: From the Confirmation Date up to and including the Effective Date, the members of the Creditors' Committee, if any, appointed pursuant to section 1102 of the Bankruptcy Code, and their duly appointed successors, shall continue to serve. Upon the disallowance by Final Order of the Claim held by a Creditor that is a member of the Creditors' Committee, such membership shall terminate and no replacement shall be appointed. Upon the resignation, death or disability of a member of the Creditors' Committee, the Creditor having appointed such member shall have the right to designate a replacement. In the event such Creditor shall fail to designate a replacement, no other replacement may be appointed to the Creditors' Committee. Members of the Creditors' Committee shall serve without compensation but shall be entitled to reimbursement of their reasonable out-of-pocket expenses which are attributable to their attendance at Creditors' Committee meetings, Bankruptcy Court hearings or negotiation sessions. The Creditors' Committee shall be entitled to retain legal counsel and such other professionals as may be authorized by the Bankruptcy Court, the fees and expenses of which shall be entitled to payment as Administrative Expense Claims. On the Effective Date, the Creditors' Committee shall be dissolved and the members thereof and the professionals retained by the Creditors' Committee in accordance with section 1103 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations.

                  33.2 Equity Committee Term and Fees: From the Confirmation Date up to and including the Effective Date, the members of the Equity Committee, if any, appointed pursuant to section 1102 of the Bankruptcy Code, and their duly appointed successors, shall continue to serve. Members of the

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

Equity Committee shall serve without compensation but shall be entitled to reimbursement of their reasonable out-of-pocket expenses which are attributable to their attendance at Equity Committee meetings. The Equity Committee shall be entitled to retain legal counsel and such other professionals as may be authorized by the Bankruptcy Court, the fees and expenses of which shall be entitled to payment as Administrative Expense Claims. On the Effective Date, the Equity Committee shall be dissolved and the members thereof and the professionals retained by the Equity Committee in accordance with section 327 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations, if the same has not occurred prior to the Effective Date.

                                 ARTICLE XXXIV

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  34.1 Rejection of Executory Contracts and Unexpired Leases:
Any executory contracts or unexpired leases which have not expired by their own terms on or prior to the Effective Date, which have not been assumed and assigned or rejected with the approval of the Bankruptcy Court, or which are not the subject of a motion to assume the same pending as of the Effective Date shall be deemed rejected by the Debtors in Possession on the Effective Date and the entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections pursuant to sections 365(a) and 1123 of the Bankruptcy Code.

                  34.2 Cure of Defaults for Assumed Executory Contracts and Unexpired Leases: Any monetary amounts required as cure payments on each executory contract and unexpired lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the cure amount in Cash on the Effective Date or upon such other terms and dates as the parties to such executory contracts or unexpired leases otherwise may agree. In the event of a dispute regarding (a) the amount of any cure payment, (b) the ability of the Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be subject to the jurisdiction of the Bankruptcy Court and made following the entry of a Final Order resolving such dispute.

                  34.3 Rejection Damage Claims: Not later than ten (10) days prior to the Confirmation Date, the Debtors shall file with the Bankruptcy Court a list of executory contracts and unexpired leases to be assumed by the Debtors pursuant to the Plan as of the Effective Date, and such executory contracts and unexpired leases shall be deemed assumed as of the Effective Date. If the rejection of an executory contract or unexpired lease by the Debtors results in damages to the other party or parties to such contract or lease, any claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or its properties or agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon counsel for the Debtors on or before fifteen (15) days after the later to occur of (a) the Confirmation Date and (b) the date of entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or unexpired lease.

                  34.4 Indemnification and Reimbursement Obligations: For purposes of the Plan, the obligations of the Debtors to indemnify and reimburse its directors or officers that were directors or officers, respectively, on or before the Petition Date or who became directors or officers after the Petition Date against and for any obligations pursuant to articles of incorporation, codes of regulations, bylaws, applicable state law, or specific agreement, or any combination of the foregoing, shall survive confirmation of the Plan, remain unaffected thereby, and not be discharged in accordance with section 1141 of the Bankruptcy Code, irrespective of whether indemnification or reimbursement is owed in connection with an event occurring before, on, or after the Petition Date; provided, however, that, notwithstanding the foregoing, such obligations shall not be extended to any directors or officers whose term in all such capacities expired or was terminated prior to the Petition Date; and, provided, further, that, the foregoing is not intended, nor shall it be construed, to constitute the assumption of, or obligation to indemnify or reimburse any Person with respect to, any Statutorily Subordinated Claim.

                                  ARTICLE XXXV

                      RIGHTS AND POWERS OF DISBURSING AGENT

                  35.1 Exculpation: From and after the Effective Date, the Disbursing Agent shall be exculpated by all Persons and Entities, including, without limitation, holders of Claims and Equity Interests and other parties in interest, from any and all claims, causes of action and other assertions of liability arising out of the discharge of the powers and duties conferred upon such Disbursing Agent by the Plan or any order of the Bankruptcy Court entered pursuant to or in furtherance of the Plan, or applicable law, except for actions or omissions to act arising out of the gross negligence, willful misconduct or breach of fiduciary duty of such Disbursing Agent. No holder of a Claim or an Equity Interest or other party in interest shall have or pursue any claim or cause of action against the Disbursing Agent for making payments in accordance with the Plan or for implementing the provisions of the Plan.

                  35.2 Powers of the Disbursing Agent: Except to the extent that the responsibility for the same is vested in the Plan Administrator pursuant to the Plan Administration Agreement, the Disbursing Agent shall be empowered to
(a) take all steps and execute all instruments and documents necessary to effectuate the Plan, (b) make distributions contemplated by the Plan, (c) comply with the Plan and the obligations thereunder, (d) employ professionals to represent it with respect to its responsibilities, and (e) exercise such other powers as may be vested in the Disbursing Agent pursuant to order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions of the Plan.

                  35.3 Fees and Expenses Incurred From and After the Effective
Date: Except as otherwise ordered by the Bankruptcy Court, the amount of any fees and expenses incurred by the Disbursing Agent from and after the Effective Date (including taxes) and any compensation and expense reimbursement claims, including, without limitation, reasonable fees and expenses of counsel, made by the Disbursing Agent, shall be paid in Cash by Reorganized UC.

                                 ARTICLE XXXVI

                             THE PLAN ADMINISTRATOR

                  36.1 Appointment of Plan Administrator: On the Effective Date, compliance with the provisions of the Plan shall become the general responsibility of the Plan Administrator (subject to the supervision of the Board of Directors of Reorganized UC) pursuant to and in accordance with the provisions of the Plan and the Plan Administration Agreement.

                  36.2 Responsibilities of the Plan Administrator: The responsibilities of the Plan Administrator shall include (a) facilitating Reorganized UC's prosecution or settlement of objections to and estimations of Claims, (b) calculating and assisting the Disbursing Agent in implementing all distributions in accordance with the Plan, (c) filing all required tax returns and paying taxes and all other obligations on behalf of Reorganized UC from funds held by Reorganized UC, (d) periodic reporting to the Bankruptcy Court, of the status of the Claims resolution process, distributions on Allowed Claims and prosecution of causes of action, (e) liquidating the Remaining Assets and providing for the distribution of the net proceeds thereof in accordance with the provisions of the Plan, (f) managing the Debtors servicing operations during the period from the Effective Date up to and including the Transfer Date, (g) owning the capital stock of Reorganized UC, and (h) such other responsibilities as may be vested in the Plan Administrator pursuant to the Plan, the Plan Administration Agreement or Bankruptcy Court order or as may be necessary and proper to carry out the provisions of the Plan.

                  36.3 Powers of the Plan Administrator: The powers of the Plan Administrator shall, without any further Bankruptcy Court approval in each of the following cases, include (a) the power to invest funds in, and withdraw, make distributions and pay taxes and other obligations owed by Reorganized UC from funds held by the Plan Administrator and/or Reorganized UC in accordance with the Plan, (b) the power to engage employees and professional persons to assist the Plan Administrator with respect to its responsibilities, (c) the power to compromise and settle claims and causes of action on behalf of or against Reorganized UC, and (d) such other powers as may be vested in or assumed by the Plan Administrator pursuant to the Plan, the Plan Administration Agreement or as may be necessary and proper to carry out the provisions of the Plan.

                  36.4 Compensation of the Plan Administrator: In addition to reimbursement for actual out-of-pocket expenses incurred by the Plan Administrator, the Plan Administrator shall be entitled to receive reasonable compensation for services rendered on behalf of Reorganized UC in an amount and on such terms as may be agreed to by the Debtors for Reorganized UC as reflected in the Plan Administration Agreement. Any dispute with respect to such compensation shall be resolved by agreement among the parties or, if the parties are unable to agree, determined by the Bankruptcy Court.

                  36.5 Termination of Plan Administrator: The duties, responsibilities and powers of the Plan Administrator shall terminate on the date set forth in the Plan Administration Agreement.

                                 ARTICLE XXXVII

                    CONDITIONS PRECEDENT TO EFFECTIVE DATE OF
                 THE PLAN; ALTERNATIVE IMPLEMENATION PROVISIONS

                  37.1 Conditions Precedent to Effective Date of the Plan: The occurrence of the Effective Date and the substantial consummation of the Plan are subject to satisfaction of the following conditions precedent:

                        (a) Entry of the Confirmation Order: The Clerk of the Bankruptcy Court shall have entered the Confirmation Order, in form and substance satisfactory to the Debtors and the Creditors' Committee and the Confirmation Order shall have become a Final Order and be in full force and effect.

                        (b) Execution of Documents; Other Actions: All other actions and documents necessary to implement the Plan shall have been effected or executed.

                        (c) Sale Transaction: Consummation of the Sale Transaction or, in the event that an Alternative Residual Sale Transaction is accepted by the Debtors and approved by the Bankruptcy Court, consummation of such Alternative Residual Sale Transaction.

                        (d) Class 4 Claims. The aggregate amount of Allowed Senior Note Claims shall not exceed the sum of (i) Allowed Claims arising under the Senior Note Indenture, plus (ii) Allowed Claims arising under or related to the guaranty of certain indebtedness relating to the employee stock ownership plan of United Companies, plus (iii) Two Million Dollars ($2,000,000.00).

                  37.2 Waiver of Conditions Precedent: To the extent practicable or legally permissible, each of the conditions precedent in Section 37.1 hereof, may be waived, in whole or in part, by the Debtors in their sole discretion; provided, however, that, with respect to the condition precedent set forth in
Section 37.1(d) of the Plan, the Debtors' waiver thereof must be with the consent of the Senior Indenture Trustee, upon direction of the holders of Senior Notes in accordance with the provisions of the Senior Indenture. Any such waiver of a condition precedent may be effected at any time, without notice or leave or order of the Bankruptcy Court and without any formal action.

                  37.3 Alternative Implementation Provisions: In the event that a higher or better offer for the assets set forth in the Residual Agreement is accepted by the Debtors and approved by the Bankruptcy Court, at the discretion of such higher or better offeror, the following provisions may apply:

                        (a) Stock Purchase Agreement Permissible: The Alternative Residual Sale Transaction may be consummated through either an asset purchase agreement or a stock purchase agreement, as the case may be. To the extent that the Alternative Residual Sale Transaction, or part thereof, occurs by operation of a stock purchase agreement, then the provisions of this Section
37.3 shall be operative under the Plan.

                        (b) Issuance of Reorganized UC Lending Common Stock and Transfer of Reorganized Designated Subsidiaries Common Stock. On the Effective Date, (i) the Reorganized UC Lending Common Stock shall be issued to the relevant purchaser pursuant to the consummation of the Alternative Residual Sale Transaction, and (ii) the Reorganized Designated Subsidiaries Common Stock as direct or indirect assets of Reorganized UC Lending shall be transferred to the control of the relevant purchaser pursuant to the consummation of the Alternative Residual Sale Transaction. On the Effective Date, Reorganized UC Lending and the Reorganized Designated Subsidiaries shall only own the assets and retain the liabilities that are provided for in the relevant stock purchase agreement for the Alternative Residual Sale Transaction. The Debtors shall be authorized and shall make any divestiture of assets and transfer of assets as between the Debtors prior to the closing of the Alternative Residual Sale Transaction as are necessary and appropriate to achieve the result stated in the preceding sentence.

                        (c) Corporate Organization of Reorganized UC Lending and the Reorganized Designated Subsidiaries. On the Effective Date, the adoption of the New Organization Documents shall be authorized and approved in all respects, in each case without further action under applicable law, regulation, order or rule, including, without limitation, any action by United Funding, Reorganized UC, the stockholders of the Debtors, or Reorganized UC Lending and/or the Reorganized Designated Subsidiaries. On the Effective Date, the issuance of the Reorganized UC Lending Common Stock and the transfer of control of Reorganized Designated Subsidiaries Common Stock and the cancellation of the Equity Interests of United Lending Corp. set forth in Section 22.1 hereof and other matters involving the corporate structure of the Reorganized UC Lending and/or the Reorganized Designated Subsidiaries shall be deemed to have occurred, be authorized, and shall be in effect from and after the Effective Date without requiring further action under applicable law, regulation, order or rule, including, without limitation, any action by United Funding, Reorganized UC, the stockholders of the Debtors, Reorganized UC Lending and/or the Reorganized Designated Subsidiaries.

                        (d) Post Effective Date Subservicing or Rental Agreement. On the Effective Date, Reorganized UC, through one or more of the Reorganized UC Subsidiaries, shall be authorized to provide subservicing or to rent facilities, employees and other aspects of a servicing platform to Reorganized UC Lending or to an entity designated as subservicer by Reorganized UC Lending, as may be provided for in any stock purchase agreement or related agreement governing the Alternative Residual Sale Transaction.

                                ARTICLE XXXVIII

                            RETENTION OF JURISDICTION

                  38.1 Retention of Jurisdiction: The Bankruptcy Court shall retain and have exclusive jurisdiction over any matter arising under the Bankruptcy Code, arising in or related to the Chapter 11 Cases or the Plan, or that relates to the following:

                        (a) to resolve any matters related to the assumption, assumption and assignment or rejection of any executory contract or unexpired lease to which the Debtors is a party or with respect to which the Debtors may be liable and to hear, determine and, if necessary, liquidate, any Claims arising therefrom, including those matters related to the amendment after the Effective Date of the Plan, to add any executory contracts or unexpired leases to the list of executory contracts and unexpired leases to be rejected;

                        (b) to enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases, and other agreements or documents created in connection with the Plan;

                        (c) to determine any and all motions, adversary proceedings, applications and contested or litigated matters that may be pending on the Effective Date or that, pursuant to the Plan, may be instituted by Reorganized UC after the Effective Date;

                        (d) to ensure that distributions to holders of Allowed Claims and Allowed Equity Interests are accomplished as provided herein;

                        (e) to hear and determine any timely objections to Administrative Expense Claims or to proofs of Claim and Equity Interests filed, both before and after the Confirmation Date, including any objections to the classification of any Claim or Equity Interest, and to allow, disallow, determine, liquidate, classify, estimate or establish the priority of or secured or unsecured status of any Claim, in whole or in part;

                        (f) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, reversed or vacated;

                        (g) to issue such orders in aide of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

                        (h) to consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order;

                        (i) to hear and determine all applications for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Effective Date;

                        (j) to hear and determine disputes arising in connection with or relating to the Plan or the interpretation, implementation, or enforcement of the Plan or the extent of any Entity's obligations incurred in connection with or released under the Plan;

                        (k) to issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Entity with consummation or enforcement of the Plan;

                        (l) to determine any other matters that may arise in connection with or are related to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan or the Disclosure Statement;

                        (m) to hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

                        (n) to hear any other matter or for any purpose specified in the Confirmation Order that is not inconsistent with the Bankruptcy Code;

                        (o) to hear and determine any matters that may arise in connection with the Sale Transaction, the Residual Agreement, the Whole Loan Agreement, the Alternative Residual Sale Transaction and any order of the Bankruptcy Court with respect to any of the foregoing; and

                        (p) to enter a final decree closing the Chapter 11
Cases.

                                 ARTICLE XXXIX

               MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN

                  39.1 Modification of Plan: The Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to amend or modify the Plan at any time prior to the entry of the Confirmation Order. Upon entry of the Confirmation Order, the Debtors may, upon order of the Bankruptcy Court, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim of such holder.

                  39.2 Revocation or Withdrawal:

                        (a) The Plan may be revoked or withdrawn prior to the Confirmation Date by the Debtors.

                        (b) If the Plan is revoked or withdrawn prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims by the Debtors or any other Entity or to prejudice in any manner the rights of the Debtors or any other Entity in any further proceedings involving the Debtors.

                                   ARTICLE XL

                            PROVISION FOR MANAGEMENT

                  40.1 Directors: On the Effective Date, the board of directors of Reorganized UC shall be comprised of the Plan Administrator and such other individuals designated by the Plan Administrator (with the consent of the Creditors' Committee, which consent shall not be unreasonably withheld), all of which shall be disclosed prior to a hearing to consider confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code. Thereafter, the terms and manner of selection of the directors of Reorganized UC shall be as provided in the Reorganized UC Certificate of Incorporation and the Reorganized UC By-laws, as the same may be amended.

                                  ARTICLE XLI

     ARTICLES OF INCORPORATION AND BY-LAWS OF THE DEBTORS; CORPORATE ACTION

                  41.1 Amendment of Articles of Incorporation and By-Laws: The articles of incorporation and by-laws of the Debtors shall be amended as of the Effective Date to provide substantially as set forth in the Reorganized UC Certificate of Incorporation and the Reorganized UC By-laws.

                  41.2 Corporate Action: On the Effective Date, the adoption of the Reorganized UC Certificate of Incorporation and the Reorganized UC By-laws shall be authorized and approved in all respects, in each case without further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or Reorganized UC. On the Effective Date, the cancellation of all Equity Interests, employment agreements, and other matters provided under the Plan involving the corporate structure of Reorganized UC or corporate action by Reorganized UC shall be deemed to have occurred, be authorized, and shall be in effect from and after the Effective Date without requiring further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or Reorganized UC.

                                  ARTICLE XLII

                            MISCELLANEOUS PROVISIONS

                  42.1 Title to Assets; Discharge of Liabilities: Except as otherwise provided by the Plan, including, without limitation, in connection with a Sale Transaction or an Alternative Residual Sale Transaction, on the Effective Date, title to all assets and properties encompassed by the Plan shall vest in Reorganized UC, Reorganized UC Lending, or the Reorganized Designated Subsidiaries, as the case may be, in accordance with section 1141 of the Bankruptcy Code, and the Confirmation Order shall be a judicial determination of discharge of the Debtors' liabilities except as provided in the Plan.

                  42.2 Discharge of Debtors: In the event that an Alternative Residual Sale Transaction is consummated through implementation of a stock purchase agreement, the rights afforded in the Plan and the treatment of all holders of Claims or Equity Interests herein shall be in exchange for and in complete satisfaction, discharge and release of all Claims and Equity Interests of any nature whatsoever, known or unknown, including any interest accrued or expenses incurred thereon from and after the Petition Date against the Debtors and Debtors in Possession, or any of their estates, properties, assets or interests in property. Except as otherwise provided herein, upon the Effective Date, all Claims against and Equity Interests in the Debtors and Debtors in Possession, shall be satisfied, discharged and released in full. All Persons and Entities shall be precluded from asserting against the Debtors, Debtors-in Possession, their successors or assigns, including, without limitation, Reorganized UC, Reorganized UC Lending, the Reorganized Designated Subsidiaries, their agents and employees, or their respective assets properties or interests in property, any other or further Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date, whether or not the facts or legal bases therefor were known or existed prior to the Confirmation Date.

                  42.3 Injunction: Except as otherwise expressly provided in the Plan, all Persons or Entities who have held, hold or may hold Claims or Equity Interests are permanently enjoined, from and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind on any such Claim or Equity Interest against the Debtors or Reorganized UC (and in the event of (1) the Sale Transaction, the purchaser thereunder, and (2) an Alternative Residual Sale Transaction consummated through a stock purchase agreement, Reorganized UC Lending and the Reorganized Designated Subsidiaries),
(b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors or Reorganized UC (and in the event of (1) the Sale Transaction, the purchaser thereunder, and (2) an Alternative Residual Sale Transaction consummated through a stock purchase agreement, Reorganized UC Lending and the Reorganized Designated Subsidiaries),
(c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors or Reorganized UC or against the property or interests in property of the Debtors or Reorganized UC (and in the event of (1) the Sale Transaction, the purchaser thereunder, and (2) an Alternative Residual Sale Transaction consummated through a stock purchase agreement, Reorganized UC Lending and the Reorganized Designated Subsidiaries), and (d) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtors or Reorganized UC (and in the event of (1) the Sale Transaction, the purchaser thereunder, and (2) an Alternative Residual Sale Transaction consummated through a stock purchase agreement, Reorganized UC Lending and the Reorganized Designated Subsidiaries) or against the property or interests in property of the Debtors or Reorganized UC (and in the event of (1) the Sale Transaction, the purchaser thereunder, and (2) an Alternative Residual Sale Transaction consummated through a stock purchase agreement, Reorganized UC Lending and the Reorganized Designated Subsidiaries), with respect to any such Claim or Equity Interest; provided, however, that such injunction shall not preclude the United States of America of any of its police or regulatory agencies from enforcing their police or regulatory powers; and, provided, further, that, except in connection with a properly filed proof of claim, the foregoing proviso does not permit the United States of America or any of its police or regulatory agencies from obtaining any monetary recovery from United Companies or Reorganized UC (and in the event of (1) the Sale Transaction, the purchaser thereunder, and (2) an Alternative Residual Sale Transaction consummated through a stock purchase agreement, Reorganized UC Lending and the Reorganized Designated Subsidiaries) or their respective property or interests in property with respect to any such Claim or Equity Interest, including, without limitation, any monetary claim or penalty in furtherance of a police or regulatory power.

                  42.4 Term of Existing Injunctions or Stays: Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105, 362 or 525 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

                  42.5 Limited Release of Directors, Officers and Employees: As of the Effective Date, the Debtors shall be deemed to have waived and released its present and former directors, officers, employees, consultants and agents who were directors, officers, employees, consultants or agents, respectively, at any time, from any and all claims of the Debtors, including, without limitation, claims which the Debtors or Debtors in Possession otherwise has legal power to assert, compromise or settle in connection with the Chapter 11 Cases, arising on or prior to the Effective Date; provided, however, that this provision shall not operate as a waiver or release of any claim (i) with respect to any loan, advance or similar payment by the Debtors to any such person, (ii) with respect to any contractual obligation owed by such person to the Debtors, (iii) relating to such person's knowing fraud, or (iv) to the extent based upon or attributable to such person gaining in fact a personal profit to which such person was not legally entitled, including, without limitation, profits made from the purchase or sale of equity securities of the Debtors which are recoverable by the Debtors pursuant to section 16(b) of the Securities Exchange Act of 1934, as amended;

and, provided, further, that the foregoing is not intended, nor shall it be construed, to release any of the Debtors' claims that may exist against the Debtors' directors and officers liability insurance; and, provided, further, that the foregoing is not intended, nor shall it be construed to release any of the Debtors' claims that may exist against Deloitte & Touche LLP.

                  42.6 Exculpation: None of the Debtors, Reorganized UC, the Creditors' Committee, the Equity Committee, Credit Suisse First Boston Management Corporation, any indenture trustee responsible for making distributions under the Plan, and any of their respective directors, officers, employees, members, attorneys, consultants, advisors and agents (acting in such capacity), shall have or incur any liability to any Entity for any act taken or omitted to be taken in the formulation, preparation, dissemination, implementation, confirmation or approval of the Plan, the Disclosure Statement related thereto or any contract, instrument, release or other agreement or document provided for or contemplated in connection with the consummation of the transactions set forth in the Plan; provided, however, that the foregoing provisions of this Section 42.6 shall not affect the liability of any Entity that otherwise would result from any such act or omission to the extent that such act or omission is determined in a Final Order to have constituted gross negligence, willful misconduct or breach of fiduciary duty. Any of the foregoing parties in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

                  42.7 Preservation of Rights of Action: Except as otherwise provided in the Plan, including, without limitation, Article XXVII of the Plan, or in any contract, instrument, release of other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, Reorganized UC shall retain sole and exclusive authority to enforce any claims, rights or causes of action that the Debtors or their chapter 11 estates may hold against any entity, including any claims, rights or causes of action arising under sections 544, 547, 548, 549 and 550 of the Bankruptcy Code. Reorganized UC may pursue such retained rights or causes of action, as appropriate, in accordance with the best interests of Reorganized UC.

                  42.8 Injunction: Except as provided in the Plan, as of the Effective Date, all non-Debtors entities are permanently enjoined from commencing or continuing in any manner, any action or proceeding, whether directly, derivatively, on account of or respecting any claim, debt, right or cause of action of the Debtors or Reorganized UC which the Debtors or Reorganized UC, as the case may be, retain sole and exclusive authority to pursue in accordance with Section 42.7 of the Plan or which has been released pursuant to the Plan.

                  42.9 Payment of Statutory Fees: All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

                  42.10 Retiree Benefits: From and after the Effective Date, other than with respect to individuals with whom the Debtors have agreed to lump sum claim amounts in respect of future retiree benefits, pursuant to section 1129(a)(13) of the Bankruptcy Code, Reorganized UC shall continue to pay all retiree benefits (within the meaning of section 1114 of the Bankruptcy Code), at the level established in accordance with subsection (e)(1)(B) or (g) of section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, and for the duration of the period during which the Debtors have obligated themselves to provide such benefits.

                  42.11 Post-Effective Date Fees and Expenses: From and after the Effective Date, Reorganized UC shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable professional fees and expenses incurred by Reorganized UC related to implementation and consummation of the Plan.

                  42.12 Severability: If, prior to the Confirmation Date, any term or provision of the Plan shall be held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court shall, with the consent of the Debtors, have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

                  42.13 Governing Law: Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent that an exhibit hereto or document contained in the Plan Supplement provides otherwise, the rights, duties and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the Bankruptcy Code and, to the extent not inconsistent therewith, the laws of the State of New York, without giving effect to principles of conflicts of laws.

                  42.14 Notices: All notices, requests, and demands to or upon the Debtors or Reorganized UC to be effective shall be in writing, including by facsimile transmission, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

                                    United Companies Financial Corporation
                                    P.O. Box 1591
                                    8549 United Plaza Boulevard
                                    Baton Rouge, LA  70809
                                    Attention:  Lawrence J. Ramaekers
                                    Telecopier:  (225) 987-4231
                                    Telephonic Confirmation:  (225) 924-6007

                                    With a copy to:

                                    Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, New York  10153
                                    Attention:   Marcia L. Goldstein, Esq.
                                                 Brian S. Rosen, Esq.
                                    Telecopier:  (212) 310-8007
                                    Telephonic Confirmation: (212) 310-8888

                                                 -and-

                                    Richards, Layton & Finger, P.A.
                                    One Rodney Square
                                    Wilmington, Delaware  19899
                                    Attention:       Mark D. Collins, Esq.
                                    Telecopier:  (302) 658-6548
                                    Telephonic Confirmation:  (302) 658-6541

                  42.15 Closing of Cases: Reorganized UC shall, promptly upon the full administration of the Chapter 11 Cases, file with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court.

                  42.16 Section Headings: The section headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

Dated:   Baton Rouge, Louisiana
         August 10, 2000


                                       UNITED COMPANIES FINANCIAL CORPORATION


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       PELICAN MORTGAGE FINANCIAL CORPORATION



                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer


                                       UNITED COMPANIES LENDING GROUP, INC.



                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       UNITED COMPANIES LENDING CORPORATION


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       ADOBE, INC.


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer

                                       ADOBE FINANCIAL, INC. I


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       GINGER MAE, INC.


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       UNICOR MORTGAGE, INC.


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       SOUTHERN MORTGAGE ACQUISITION, INC.


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       UNITED COMPANIES FUNDING, INC.


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer



                                       GOPHER EQUITY, INC. I


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer

                                       UNITED CREDIT CARD, INC.


                                       By:    /s/ Lawrence J. Ramaekers
                                          -------------------------------------
                                          Name:   Lawrence J. Ramaekers
                                          Title:  Chief Executive Officer